UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FIRSTCITY FINANCIAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 3, 2006

TO THE STOCKHOLDERS OF FIRSTCITY FINANCIAL CORPORATION:

NOTICE IS HEREBY GIVEN THAT the 2006 Annual Meeting of Stockholders (the “Annual Meeting”) of FirstCity Financial Corporation, a Delaware corporation (the “Company”), will be held at the principal executive offices of the Company, 6400 Imperial Drive, Waco, Texas 76712, on August 3, 2006, at 9:00 a.m., local time, for the following purposes:

1.               To elect 8 directors, each to serve until the 2007 Annual Meeting of Stockholders and until their successors are elected and qualified;

2.               To consider and vote upon a proposal to approve the Company’s 2006 Stock Option and Award Plan;

3.               To ratify the Board of Directors’ appointment of independent public accountants for the Company and its subsidiaries for fiscal year 2006; and

4.               To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only holders of record of the Company’s Common Stock outstanding as of the close of business on June 16, 2006, will be entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. A proxy card is enclosed in the pocket on the front of the envelope in which these materials were mailed to you. Please complete, sign and date the proxy card and return it promptly in the enclosed postage-paid return envelope. If you attend the meeting you may, if you wish, withdraw your proxy and vote in person. The list of stockholders of the Company may be examined at the offices of the Company located at 6400 Imperial Drive, Waco, Texas 76712.

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 filed on March 16, 2006, is enclosed.

By Order of the Board of Directors,

Richard J. Vander Woude
Secretary

Waco, Texas
June 24, 2006

IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING. IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE VOTE ON THE MATTERS TO BE CONSIDERED AT THE MEETING BY COMPLETING THE ENCLOSED PROXY AND MAILING IT IN THE ENVELOPE PROVIDED.

TABLE OF CONTENTS

INTRODUCTION
Purpose of the Annual Meeting
Stockholders Entitled to Vote and Principal Stockholders
Required Votes
Revocation of Proxy
Solicitation Costs
Annual Report on Form 10-K
Annual Meeting Matters
PROPOSAL I - ELECTION OF DIRECTORS
Executive Officers
Information Regarding Board of Directors and Committee Structure
Communication with Board Members
Code of Business Conduct and Ethics
Compensation Committee Report on Executive Compensation
Compensation Committee Interlocks and Insider Participation in Compensation Decisions
Director Compensation
Executive Compensation
Stock Option Plans and 401(k) Plan
Equity Compensation Plan Information
Option Grants in 2005
Option Exercises and Year-End Values
Section 16(a) Beneficial Ownership Reporting Compliance
Comparative Stock Performance
Certain Relationships and Related Transactions
PROPOSAL II - APPROVAL OF THE 2006 STOCK OPTION AND AWARD PLAN
Administration
Number of Shares Available
Eligible Participants
Awards and Award Plan
Changes in Control
Amendment and Termination
Section 162(m)
Certain Federal Income Tax Consequences
Voting Requirements
PROPOSAL III - RATIFICATION AND APPOINTMENT BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF INDEPENDENT PUBLIC ACCOUNTANTS
Audit and Related Fees
Audit Committee Pre-Approval Policies and Procedures
Audit Committee Report
STOCKHOLDERS’ PROPOSALS
OTHER MATTERS

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished to stockholders of FirstCity Financial Corporation, a Delaware corporation (“FirstCity” or the “Company”), in connection with the solicitation of proxies by the Company’s Board of Directors for use at the 2006 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be held at the principal executive offices of the Company on August 3, 2006, at 9:00 a.m., local time. This Proxy Statement and form of proxy are being mailed to the Company’s stockholders on or about June 26, 2006. The Company’s principal executive offices are located at 6400 Imperial Drive, Waco, Texas 76712, and its telephone number is (254) 761-2800.

If the accompanying proxy form is completed, signed and returned, the shares represented thereby will be voted at the meeting. Delivery of the proxy does not affect your right to attend the meeting. However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy from the holder of record, executed in your favor, to be able to vote at the meeting. Otherwise, your shares will be voted in the manner in which you instructed the record holder of your shares.

Purpose of the Annual Meeting

At the Annual Meeting, the holders of shares of common stock, par value $.01 per share (“Common Stock”), of the Company will be asked;

(1)          to elect eight directors to serve on the Board of Directors of the Company, such directors to serve until the next annual meeting of stockholders and until their successors shall have been elected and qualified,

(2)          to consider and vote upon a proposal to approve the Company’s 2006 Stock Option and Award Plan (the “2006 Stock Option and Award Plan”), and

(3)          to ratify the Board of Directors’ appointment of KPMG LLP (“KPMG”) as independent certified public accountants for the Company and its subsidiaries for fiscal year 2006.

Stockholders Entitled to Vote and Principal Stockholders

Only holders of record of Common Stock outstanding as of the close of business on June 16, 2006 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and at any adjournments of the Annual Meeting. As of the close of business on the Record Date, 11,308,187 shares of Common Stock were issued and outstanding and entitled to vote at the Annual Meeting. Unless otherwise indicated, all references herein to percentages of outstanding shares of Common Stock are based on 11,308,187 shares outstanding. Each share of the Common Stock on the Record Date will be entitled to one vote on each matter to be voted on.

The following table sets forth certain information regarding the Common Stock owned on June 5, 2006 (the “Measurement Date”) by (1) each person who is known by the Company to be the beneficial owner of more than five percent of the Common Stock as of such date, (2) each of the Company’s directors and nominees for director, (3) each of the Named Executive Officers and (4) all directors and executive officers of the Company as a group. Except as otherwise indicated, all shares of the Common Stock shown in the table are held with sole voting and investment power.

Beneficial Ownership of Common Stock

Title of Class	Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)		Percent of Class

	Directors and Executive Officers:
Common Stock	James T. Sartain	605,784		5.30%
Common Stock	Richard E. Bean	311,208		2.75%
Common Stock	Dane Fulmer	80,525		*
Common Stock	Robert E. Garrison II	100,325		*
Common Stock	D. Michael Hunter	20,000		*
Common Stock	Jeffery Leu	5,000	(3)	*
Common Stock	F. Clayton Miller	—		*
Common Stock	C. Ivan Wilson	51,770		*
Common Stock	Terry R. DeWitt	193,582		1.71%
Common Stock	James C. Holmes	168,835		1.49%
Common Stock	Richard J. Vander Woude	62,935		*
Common Stock	J. Bryan Baker	60,616		*
Common Stock	All directors and executive officers as a group (13 persons)	1,727,080		14.70%

	Certain Beneficial Owners:
Common Stock	James R. Hawkins	856,528	(4)	7.58%
	P.O. Box 21446
	Waco, TX 76702
Common Stock	Heartland Advisors, Inc.	920,000	(5)	8.14%
	789 N. Water St. Suite 500
	Milwaukee, WI 53202
Common Stock	First Manhattan Co.	613,784	(6)	5.43%
	437 Madison Avenue
	New York, NY 10022
Common Stock	F&C Asset Management plc.	565,446	(7)	5.00%
	80 George Street
	Edinburgh EH2 3BU, United Kingdom

*                    Less than 1%

(1)             The business mailing address of each of such persons (except as otherwise indicated) is P.O. Box 8216, Waco, Texas 76714-8216.

(2)             Includes shares that may be acquired within 60 days of the Measurement Date upon the exercise of options granted under the Company’s stock option and award plans as follows: James T. Sartain — 118,750; Richard E. Bean — 14,375; Dane Fulmer — 11,875; Robert E. Garrison II — 6,875; D. Michael Hunter — 5,000; Jeffery Leu — 5,000; C. Ivan Wilson — 20,000; Terry R. DeWitt — 38,700; James C. Holmes — 35,500; Richard J. Vander Woude — 57,500; J. Bryan Baker — 60,500; all directors and executive officers as a group (13 persons) — 437,575.

(3)             Mr. Leu is an officer of certain affiliates of Cargill Incorporated, which, as of the Measurement Date was the record owner of 221,683 shares of Common Stock and may acquire 18,750 shares within 60 days of the Measurement Date upon the exercise of options granted under the Company’s stock option and award plans. Mr. Leu disclaims beneficial ownership of such shares and options.

(4)             Based on information contained in a statement on Form 4 dated December 30, 2005. Includes 178,415 shares of Common Stock held of record by J-Hawk, Ltd., the sole general partner of which is Combined Funding, Inc. Mr. Hawkins may be deemed to beneficially own such shares of Common Stock as a result of his ownership of 50% of the common stock of Combined Funding, Inc. Mr. Hawkins resigned as Chairman of the Board of Directors of the Company in December 2005.

(5)             Based on information contained in a statement on Form 13F dated May 15, 2006. Heartland Advisors, Inc. has sole investment power over 920,000 shares of Common Stock and sole voting power over 873,900 shares of Common Stock.

(6)             Based on information contained in a statement on Form 13F dated May 2, 2006. First Manhattan Co. has shared investment power over 613,784 shares of Common Stock and sole voting power over 538,234 shares of Common Stock.

(7)             Based on information contained in a statement on Form 13F dated May 11, 2006. F&C Asset Management plc has sole investment power over 565,446 shares Common Stock and shared voting power over 565,446 shares Common Stock.

Required Votes

The eight nominees for election as directors who receive the most votes “for” election will be elected. The proposal to approve the Company’s 2006 Stock Option and Award Plan, ratification of the appointment of the Company’s independent registered public firm and approval of any proposal or other business that may properly come before the meeting will each require the favorable vote of the majority of votes cast.

The presence of the holders of a majority of the shares entitled to vote at the Annual Meeting either in person or by proxy constitutes a quorum. Therefore, you will be considered part of the quorum if you return a signed and dated proxy card, if you vote by telephone or Internet, or if you attend the Meeting.

Abstentions are counted as “shares present” at the Meeting for purposes of determining whether a quorum exists. In the election of directors, abstentions will have no effect on the outcome of the vote. In the votes on the approval of  the Company’s 2006 Stock Option and Award Plan and  the ratification of the appointment of our independent auditors, abstentions will have the effect of votes “against” those proposals. Proxies submitted by brokers that do not indicate a vote for some or all of the proposals because the brokers do not have discretionary voting authority and have not received instructions from you as to how to vote on those proposals (so-called “brokernon-votes”) are considered “shares present” for purposes of determining whether a quorum exists. However, broker non-votes are not considered to be shares entitled to vote and will not affect the outcome of any vote. An automated system administered by the Company’s transfer agent will tabulate the votes cast by proxy prior to the meeting.

All shares of Common Stock represented by properly executed and unrevoked proxies will be voted at the Annual Meeting in accordance with the direction on the proxies. If no direction is indicated on properly executed and unrevoked proxies, the shares will be voted

•                                          “FOR” the election of the eight nominees named in this proxy as directors;

•                                          “FOR” the approval of the Company’s 2006 Stock Option and Award Plan; and

•                                          “FOR” the proposal to ratify the appointment of KPMG as the independent certified public accountants for the Company and its subsidiaries for fiscal year 2006.

The Company does not know of any matters, other than those described above, which will come before the Annual Meeting. If any other matters are properly presented for action at the Annual Meeting, the persons named in the proxies and acting under these proxies will have discretion to vote on such matters in accordance with their best judgment.

Revocation of Proxy

If you are a stockholder of record, you may revoke your proxy at any time prior to the close of the polls at the Annual Meeting by:

•                                          executing a later dated proxy relating to the same shares and by delivering it to the Secretary of the Company prior to the vote at the Annual Meeting,

•                                          giving written notice of the revocation to the Secretary of the Company prior to the vote at the Annual Meeting, or

•                                          appearing in person at the Annual Meeting and voting in person the shares to which the proxy relates.

If you hold shares through a bank, broker or other holder of record, you must contact that entity to revoke any prior voting instructions.

All written notices of revocation and other communications relating to the revocation of proxies should be addressed as follows: FirstCity Financial Corporation, 6400 Imperial Drive, P.O. Box 8216, Waco, Texas 76714-8216, Attention: Secretary, telephone (254) 761-2800.

Solicitation Costs

The Company will bear the cost of soliciting its proxies, including the expenses of distributing its proxy materials. In addition to the use of the mail, proxies may be solicited by personal interview, telephone or telegram by directors, officers, employees and agents of the Company, who will receive no additional compensation for doing so. The Company will reimburse brokers, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in forwarding proxy materials to the beneficial owners of Common Stock held by them as stockholders of record.

Annual Report on Form 10-K

The Company’s Annual Report on Form 10-K for the year ended December 31, 2005 filed with the Securities and Exchange Commission on March 16, 2006, which includes, among other things, the Company’s audited consolidated balance sheets at December 31, 2005 and 2004, and the Company’s audited consolidated statements of operations, statements of stockholders’ equity and comprehensive income and statements of cash flows as of or for each of the years in the three-year period ended December 31, 2005, have been mailed to stockholders of record as of the Record Date.

Annual Meeting Matters

Directors of the Company are elected each year to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified. The Company’s Bylaws provide for a minimum of one and a maximum of twelve directors. The Board has set the number of directors of the Company at eight to retain the experience and knowledge of the existing Board. Proxies cannot be voted for a greater number of persons than the number of nominees named. The Board nominated eight persons to stand for election at the Annual Meeting, all of which are currently directors of the Company. The Board of Directors recommends that such eight nominees, each of which is named below, be elected to serve as directors.

Under the Company’s Bylaws, nominations of persons for election to the Board of Directors also may be made at the Annual Meeting by any stockholder of the Company entitled to vote for the election of directors at the Annual Meeting who complies with the notice procedures described in this paragraph. Any such nomination must be made pursuant to notice in writing to the Secretary of the Company, and must be delivered to or mailed and received at the principal executive offices of the Company no later than the tenth (10th) day following the date that the notice of the meeting is mailed or public announcement was made. Any such notice must set forth

(1)                                  as to each person whom such stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or as otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor regulation thereto (including such person’s written consent to being named in the Proxy Statement as a nominee and to serving as a director if elected); and

(2)                                  as to the stockholder giving such notice,

•                                          the name and address, as they appear on the Company’s books, of such stockholder, and

•                                          the class or series and number of shares of stock of the Company that are held of record, beneficially owned, and represented by proxy on the date of such stockholder nomination and on the Record Date by such stockholder on such dates.

PROPOSAL I -                                                          ELECTION OF DIRECTORS

It is intended that the proxies received from holders of Common Stock, in the absence of contrary instructions, will be voted at the Annual Meeting for the election of the Board of Directors nominees named below. It is intended that proxies received will be voted to elect the nominees named below. Should any nominee decline or be unable to accept such nomination to serve as a Director due to events which are not presently anticipated, discretionary authority may be exercised by the holder of the proxies to vote for a substitute nominee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE FOLLOWING NOMINEES:

Name	Age	Position
Richard E. Bean	62	Chairman of the Board
C. Ivan Wilson	78	Vice Chairman of the Board
James T. Sartain	57	President, Chief Executive Officer and Director
Dane Fulmer	55	Director
Robert E. Garrison II	64	Director
D. Michael Hunter	63	Director
Jeffery D. Leu	50	Director
F. Clayton Miller	42	Director

Further information concerning the Board nominees for election as directors at the Annual Meeting, including their business experience during the past five years, appears below.

Richard E. Bean has been a Director of FirstCity since the Merger and Chairman of the Board since December 31, 2005. Since 1976, Mr. Bean has served as the Executive Vice President and a director of Pearce Industries, Inc., a privately held company that markets a variety of oilfield equipment and construction machinery. Mr. Bean served as Chief Financial Officer of Pearce Industries from 1976 to 2004. Mr. Bean served as a member of the Portfolio committee of the FirstCity Liquidating Trust from the Merger through the termination of the Trust in January 2004. Prior to the Merger, Mr. Bean was Chairman of the Official Committee of Equity Security Holders  of First City Bancorporation of Texas, Inc. (“FCBOT”). Mr. Bean is currently a director, the Chairman of the Audit Committee, and a member of the Compensation Committee of WCA Waste Corporation, a publicly owned solid waste collection and disposal Company, and a director and the Chairman of the Audit Committee of Sanders Morris Harris Group Inc., a publicly owned financial services firm. Mr. Bean is also a stockholder and director of several closely held corporations. Mr. Bean is involved in numerous civic organizations such as the Houston Livestock Show and Rodeo where he serves as a director and Member of the Audit Committee. Mr. Bean received a M.B.A. in Accounting and a Bachelor of Business Administration in Finance from the University of Texas at Austin and has been a Certified Public Accountant licensed in the State of Texas since 1968.

C. Ivan Wilson has been Vice Chairman of the Board of FirstCity since the Merger. From February 1998 to June 1998, Mr. Wilson was Chairman, President and Chief Executive Officer of Mercantile Bank, N.A., Corpus Christi, Texas, a national banking organization. Mr. Wilson was Chairman of the Board and Chief Executive Officer of FCBOT from 1991 to the Merger. Prior to 1991, Mr. Wilson was the Chief Executive Officer of FirstCity, Texas — Corpus Christi, one of FCBOT’s banking subsidiaries.

James T. Sartain has been President of FirstCity since the Merger and Chief Executive Officer since January 2001 and has served as a Director of FirstCity since the Merger. Prior to January 2001, Mr. Sartain was President and Chief Operating Officer of FirstCity. From 1988 to the Merger, Mr. Sartain was President and Chief Operating Officer of J-Hawk.

Dane Fulmer has been a Director of FirstCity since May 1999. Mr. Fulmer is a consultant and provides risk management services. From August 1995 until January 2004, Mr. Fulmer served as Executive Vice President and director of risk management of John Taylor Financial Group, a broker/dealer and investment advisory firm that Mr. Fulmer co-founded in 1995. From July 1991 until August 1996, Mr. Fulmer served as Executive Vice President of Merchants Investment Center of Fort Smith, a broker/dealer and investment advisory firm, and as portfolio manager for Merchants National, the parent company.

Robert E. Garrison II has been a Director of FirstCity since May 1999. Mr. Garrison is the President and a director of Sanders Morris Harris Group Inc. Previously, Mr. Garrison served as Executive Vice President and director of Harris Webb &

Garrison and also served as Chairman, Chief Executive Officer, and director of Pinnacle Management & Trust Co. Mr. Garrison co-founded both of these companies in 1994. Both Harris Webb & Garrison and Pinnacle Management & Trust Co. are subsidiaries of Sanders Morris Harris Group Inc. In addition, Mr. Garrison serves as Chairman and director of Brava Therapeutics, a company that develops reagents (known as biomarkers) that are used to identify patients most likely to benefit from a specific drug for cancer treatment. Mr. Garrison serves as a director of Prosperity Bank and as a director of Crown Castle International (CCI), a public company that is a leading independent owner and operator of shared wireless infrastructures, including extensive networks of towers. Mr. Garrison is also a member of the Board of Directors of Memorial Hermann Hospital System where he serves on the audit, investment and compensation committees. He has over 39 years of experience in the investment business. Mr. Garrison is a Chartered Financial Analyst.

D. Michael Hunter was elected to serve as a Director of FirstCity at the 2005 Annual Meeting of Stockholders. Mr. Hunter is the Vice Chairman of the Board of directors of Prosperity Bancshares, Inc. and serves as a director of Prosperity Bank. Mr. Hunter previously served as Chairman, President and Chief Executive Officer and a director of First Capital Bankers, Inc. from 1995 until its merger with and into Prosperity Bancshares, Inc. on March 1, 2005. Mr. Hunter also served as Chairman and Chief Executive Officer of First Capital Bank from 1995 until March 2005. Prior to 1995, Mr. Hunter served as President and Chief Operating Officer of Victoria Bankshares, Inc. and Victoria Bank & Trust Company from 1988 to June 1994. Prior to 1988, Mr. Hunter served twenty four years with FirstCity Bancorporation of Texas, Inc. Mr. Hunter has served on the board of directors of an investment research company, First Financial Advisors, Inc., and a fast food franchiser, Whataburger, Inc.

Jeffery D. Leu has been a Director of FirstCity since December 2000. Mr. Leu is Manager of Cargill Value Investment, President of CVI Advisors, LLC (a wholly owned subsidiary of Cargill Financial Services Corporation), and Executive Vice President of Cargill Financial Services Corporation, a wholly owned subsidiary of Cargill Incorporated, which is regarded as one of the world’s largest privately-held corporations. Mr. Leu joined Cargill in 1981 and has held various management positions in Cargill’s financial businesses.

F. Clayton Miller was elected by the Board of Directors on February 10, 2006 as a director of the Company to fill the vacancy created by the resignation of Mr. Hawkins. Mr. Miller is a founding partner at Stone Arch Capital, a private equity fund based in Minneapolis, Minnesota. From 1998 to 2004, Mr. Miller was the Managing Partner of Churchill Equity Partners, the private equity arm of Churchill Capital, Inc. From 1995 to 1998, Mr. Miller served with SCF Partners, a Houston, Texas-based private equity firm focused on the energy services market. While at SCF Partners, Mr. Miller participated in numerous similar transactions in the energy services industry throughout North America. Prior to his tenure at SCF Partners, Mr. Miller was a corporate M&A attorney with Shearman & Sterling, structuring, executing and advising on a broad range of acquisitions, divestitures and capital raising transactions in New York and London. Mr. Miller is a graduate of the University of Michigan (B.A.), Northwestern University School of Law (J.D., cum laude), and Harvard University (M.B.A., with honors).

Executive Officers

The executive officers of the Company, who are elected by the Board of Directors of the Company and serve at its discretion, are as follows:

Name	Age	Position
James T. Sartain	57	President and Chief Executive Officer
J. Bryan Baker	45	Senior Vice President and Chief Financial Officer
Terry R. DeWitt	48	Senior Vice President
Joe S. Greak	57	Senior Vice President, Tax Director
James C. Holmes	49	Senior Vice President
Richard J. Vander Woude	51	Senior Vice President, General Counsel and Secretary

J. Bryan Baker has been Senior Vice President and Chief Financial Officer of FirstCity since June 2000. Previously, Mr. Baker served as Vice President and Treasurer from August 1999 to June 2000, as Vice President and Controller of FirstCity from November 1996 to August 1999, and as Vice President and Assistant Controller from 1995 to November 1996. From 1990 to 1995, Mr. Baker was with Jaynes, Reitmeier, Boyd & Therrell, P.C., an independent public accounting firm, involved in both auditing and consulting. From 1988 to 1990, Mr. Baker was Controller of Heights Bancshares in Harker Heights, Texas. Mr. Baker is a certified public accountant licensed in the state of Texas.

Terry R. DeWitt has been Senior Vice President responsible for Due Diligence and Investment Evaluation of FirstCity

since the Merger. Mr. DeWitt served as Senior Vice President responsible for Due Diligence and Investment Evaluation of J-Hawk from 1992 to the Merger. From 1991 to 1992, Mr. DeWitt was Senior Vice President of the First National Bank of Central Texas, a national banking association, and from 1989 to 1991, he was President of the First National Bank of Goldthwaite, a national banking association.

Joe S. Greak has been Senior Vice President and Tax Director of the Company since the Merger. Mr. Greak was the Tax Manager of FCBOT since 1993. From 1992 to 1993, Mr. Greak was the Tax Manager of New First City -Houston, N.A. Prior thereto, he was Senior Vice President and Tax Director of First City, Texas — Houston, N.A. Mr. Greak is a certified public accountant licensed in the state of Texas.

James C. Holmes has been Senior Vice President of FirstCity since the Merger. From the Merger to August 1999 Mr. Holmes served as Senior Vice President and Treasurer of the Company and held the same positions with J-Hawk from 1994 to the Merger. From 1988 to 1991, Mr. Holmes was a Vice President of MBank, Waco, a national banking association.

Richard J. Vander Woude has been General Counsel and Senior Vice President of FirstCity since January 1998 and has served as Secretary since June 2000. Prior thereto, Mr. Vander Woude was a director and stockholder in the law firm of Vander Woude & Istre, P.C., Waco, Texas from 1992 through 1997. From 1978 to 1992, Mr. Vander Woude was a director and stockholder of Sheehy, Lovelace & Mayfield, P.C., Waco, Texas.

Information Regarding Board of Directors and Committee Structure

The Board has reviewed the provisions of the Sarbanes-Oxley Act of 2002, the rules of the SEC and the NASDAQ Stock Market governance listing standards and determined that the Company is in compliance with such standards. The Board has determined that Messrs. Bean, Fulmer, Garrison, Hunter, Miller and Wilson are independent Directors under the NASDAQ Stock Market Rules. Messrs. Hawkins and Sartain, employees of the Company, and Mr. Leu, an executive officer of CFSC Capital Corp. XXX (see “Certain Relationships and Related Transactions” for relationships of Cargill and CFSC Capital Corp. with the Company), were not deemed independent. As of December 31, 2005, Mr. Hawkins resigned as a director and officer of the the Company and retired from his employment by the Company. Mr. C. Ivan Wilson, an independent Director, serves as Vice-Chairman and presides over executive sessions of the non-management Directors.

Board Meetings. During 2005, the Board of Directors held four meetings. Each of the directors that served for the full year attended more than 75% of such meetings held in 2005. Mr. Hunter attended both meetings held after his election as a director. All of the directors attended the Company’s 2005 Annual Meeting of Stockholders. The Company has encouraged the attendance of all Directors at the annual meetings of stockholders and has scheduled its stockholders’ meetings to achieve that goal. The Company has not adopted a formal policy related to the attendance of Directors at annual meetings of stockholders.

Committees. The Company’s Board of Directors has the following five standing committees: Executive Committee; Audit Committee; Compensation Committee; Investment Committee; and a Nominating and Corporate Governance Committee. Members of these committees generally are elected annually at the regular meeting of the Board of Directors immediately following the annual meeting of stockholders. Further information concerning the Board’s standing committees appears below.

Executive Committee. The Executive Committee consisted of Messrs. Hawkins (Chairman) and Sartain during 2005. Subject to certain limitations specified by the Company’s Bylaws and the Delaware General Corporation Law, the Executive Committee is authorized to exercise the powers of the Board of Directors when the Board is not in session. During 2005, the Executive Committee held no actual meetings but took several actions by unanimous written consent.

Audit Committee. The Audit Committee consists of Messrs. Bean (Chairman), Garrison and Wilson. The Audit Committee is a standing committee of the Board of Directors. The Board has determined that all members of the Audit Committee are independent Directors under the rules of the NASDAQ Stock Market and the rules and regulations of the SEC. The Board of Directors has determined that Mr. Bean qualifies as an “audit committee financial expert” under applicable SEC and NASDAQ regulations. The Audit Committee has a charter adopted by the Board of Directors that sets forth its membership requirements, authority and responsibilities. A copy of the Audit Committee Charter can be found in the “Investor Relations — Corporate Governance” Section of the Company’s website at www.fcfc.com. During 2005, the Audit Committee held seven meetings.

The Audit Committee meets with management to consider the adequacy of the internal controls of the Company and the objectivity of financial reporting. Its primary function is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing

•                                          the financial information to be provided to the stockholders, potential stockholders, the investment community and others;

•                                          the systems of internal controls established by the management and the Board of Directors; and

•                                          the audit process.

The Audit Committee also meets with the independent auditors and with appropriate Company financial personnel about these matters. The functions of the Audit Committee also include recommending to the Board of Directors which firm of independent public accountants should be engaged by the Company to perform the annual audit, reviewing annually the Company’s Audit Committee Charter, approving certain other types of professional service rendered to the Company by the independent public accountants and considering the possible effects of such services on the independence of such public accountants. The independent auditors periodically meet alone with the Audit Committee and always have unrestricted access to the Audit Committee.

Compensation Committee. The Compensation Committee consisted of Messrs. Wilson (Chairman), Garrison and Fulmer during 2005, and Mr. Hunter since August 2005. The Compensation Committee is a standing committee of the Board of Directors. The Board has determined that all members of the Compensation Committee are (i) “independent directors” under the listing standards of the NASDAQ Stock Market, (ii) “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and (iii) “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code. The Compensation Committee has a charter that has been adopted by the Board of Directors that sets forth its membership requirements, authority and responsibilities. A copy of the Compensation Committee Charter can be found in the “Investor Relations — Corporate Governance” section of the Company’s website at www.fcfc.com. The functions of the Compensation Committee include making recommendations to the Board of Directors regarding compensation for executive officers, including the chief executive officer, of the Company and its subsidiaries. The Compensation Committee is responsible for all recommendations, reviews, modifications and approvals with respect to the Stock Option and Award Plans. During 2005, the Compensation Committee held one meeting.

Investment Committee. The Investment Committee consists of Messrs. Sartain (Chairman), Garrison, Fulmer, Wilson, Leu and Bean. The functions of the Investment Committee include providing oversight and approval of prospective investments based on thresholds of risk exposure to the Company’s balance sheet. During 2005, the Investment Committee held no meetings.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee consisted of Messrs. Fulmer (Chairman), Garrison and Bean during 2005, and Mr. Hunter since August 2005. The Nominating and Corporate Governance Committee is a standing committee of the Board of Directors. The Board has determined that each of the members of the Nominating and Corporate Governance Committee qualified as an independent Director under the rules of the NASDAQ Stock Market and rules and regulations of the SEC. The Nominating and Corporate Governance Committee has a charter that has been adopted by the Board of Directors that sets forth its membership requirements, authority and responsibilities. The full text of the Charter of the Nominating and Corporate Governance Committee can be found in the “Investor Relations — Corporate Governance” section of the Company’s website at www.fcfc.com. The Nominating and Corporate Governance Committee recommends the number of board positions to be filled in accordance with the Bylaws of the Company and the persons to be nominated to serve in those positions. In this regard, the Nominating Committee considers the performance of incumbent directors in determining whether such directors should be nominated to stand for reelection. The Nominating and Corporate Governance Committee also reviews the recommendations of the Chief Executive Officer related to the appointment of executive officers and proposed personnel changes related to such officers and is responsible for conducting an annual review of the Company’s Code of Business Conduct and Ethics. During 2005, the Nominating and Corporate Governance Committee held four meetings. The Company has not paid any third party a fee to assist in the process of identifying and evaluating candidates.

Communication with Board Members

Any stockholder may communicate with the Board of Directors or any of its specific members, including the Vice Chairman or the non-management directors as a group, should send their communication to the Corporate Secretary, FirstCity Financial Corporation, P. O. Box 8216, Waco, Texas 76714-8216. Communications addressed to the Board of Directors will be reviewed by the Secretary of the Company and directed if appropriate for consideration to the appropriate members of the Board.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics which is applicable to the directors, executive officers and all employees of the Company, including the principal executive officer, principal financial officer and principal accounting officer. The Code of Business Conduct and Ethics is available in the “Investor Relations — Corporate Governance” section of the Company’s website at www.fcfc.com.

Compensation Committee Report on Executive Compensation

The following report concerning the specific factors, criteria and goals underlying decisions on payments and awards of compensation to each of the executive officers of the Company for fiscal year 2005 is provided by the Compensation Committee of the Company’s Board of Directors.

General. Recommendations regarding compensation of the Company’s executive officers (other than the compensation of the Chief Executive Officer and the Chairman of the Board) are made by the Chief Executive Officer to the Chairman of the Board. The Chairman of the Board makes recommendations regarding compensation of the Company’s executive officers (other than the Chairman of the Board) to the Compensation Committee. The Compensation Committee reviews the recommendations of the Chairman of the Board and determines the compensation of the Chairman of the Board and the other executive officers. The compensation of the Chief Executive Officer and the other executive officers is subject to the review, modification and approval of the Board of Directors, except that (1) the Chief Executive Officer and the Chairman of the Board do not participate in the preparation of recommendations, or the review, modification or approval thereof, with respect to their compensation and (2) all such recommendations, reviews, modifications and approvals with respect to awards under the Stock Option and Award Plans are made solely by the Compensation Committee.

The Company’s compensation program is designed to enable the Company to attract, motivate and retain high quality senior management by providing a competitive total compensation opportunity based on performance. Toward this end, the Company provides for competitive base salaries, annual variable performance incentives payable in cash for the achievement of financial performance goals, and long-term, stock-based incentives that strengthen the mutuality of interests between senior management and the Company’s stockholders.

Section 162(m) (“Section 162(m)”) of the Internal Revenue Code of 1986, as amended (the “Code”), provides that no deduction for federal income tax purposes shall be allowed to a publicly held corporation for applicable employee remuneration with respect to any covered employee of the corporation to the extent that the amount of such remuneration for the taxable year with respect to such employee exceeds $1.0 million. For purposes of this limitation, the term “covered employee” generally includes the chief executive officer of the corporation and the four highest compensated officers of the corporation (other than the chief executive officer), and the term “applicable employee remuneration” generally means, with respect to any covered employee for the taxable year, the aggregate amount allowable as a federal income tax deduction for services performed by such employee (whether or not during the taxable year); provided, however, that applicable employee remuneration does not include, among  other items, certain remuneration payable solely on account of the attainment of one or more performance goals (“performance based compensation”). It is the Company’s general intention that the remuneration paid to its covered employees not exceed the deductibility limitation established by Section 162(m). Nevertheless, due to the fact that not all remuneration paid to covered employees may qualify as performance-based compensation, it is possible that the Company’s deduction for remuneration paid to any covered employee during a taxable year may be limited by Section 162(m).

Salaries. Salaries for the year 2005 for each of the Company’s executive officers, including its Chief Executive Officer, were determined based upon such officer’s level of responsibility, time with the Company, contribution to the Company and individual performance. The evaluation of these factors was subjective, and no fixed, relative weights were assigned thereto.

Bonuses. Messrs. Sartain, DeWitt, Holmes, Vander Woude and Baker were participants in a bonus plan in 2005, which provided for a bonus pool based on the annual net profits of FirstCity and price increase of the Common Stock exceeding certain thresholds.

Stock Options. The Compensation Committee believes that stock options are critical in motivating and rewarding the creation of long-term stockholder value, and the subcommittee has established a policy of awarding stock options each year based on the continuing progress of the Company as well as on individual performance. In 2005, the Compensation Committee recommended, and the Board of Directors approved, the grant of stock options for 92,650 shares of the Common Stock under the 2004 Stock Option and Award Plan (51,000 were granted to the Company’s executive officers). The exercise price with respect to all such grants was equal to the fair market value of the underlying the Common Stock at the date of grant so that the holders of such options will benefit from such options only when, and to the extent, the price of the Common Stock increases after such grant. The performance of individual executive officers and other key employees was considered by the Compensation Committee in allocating such grants, taking into account the Company’s performance, each individual’s contributions thereto and specific accomplishments in each individual’s area of responsibility.

Compensation of the Chief Executive Officer. The Chairman of the Board makes recommendations to the Compensation Committee regarding compensation of the Company’s Chief Executive Officer. The Compensation Committee reviews the recommendation of the Chairman and makes appropriate adjustments regarding the compensation of the Chief Executive Officer and makes a recommendation to the Board of Directors, which recommendation is subject to the review, modification and approval of the members of the Board of Directors, other than the Chief Executive Officer. Such recommendations, reviews, modifications and approvals for 2005 were based on the Chief Executive Officer’s level of responsibility, time with the Company, contributions to the performance of the Company, maintenance of liquidity during the year to ensure the Company was able to continue to make investments and involvement in initiatives to strengthen corporate governance and comply with new regulations.

THE COMPENSATION COMMITTEE
C. Ivan Wilson, Chairman
Robert E. Garrison II
Dane Fulmer
D. Michael Hunter

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

Messrs. Wilson (Chairman), Fulmer, Hunter and Garrison served as members of the Compensation Committee of the Board of Directors since the 2004 Annual Meeting of Stockholders. Neither of Messrs. Wilson, Fulmer, Hunter and Garrison was an officer or employee of the Company or any of its subsidiaries during 2005 or any prior year. No interlocking relationship exists between the members of the Company’s Board of Directors, executive officers or Compensation Committee and the board of directors, executive officers and compensation committee of any other company, nor has any such interlocking relationship existed in the past.

Director Compensation

During 2005, directors of the Company who were not employees of the Company or any of its subsidiaries received a retainer of $3,500 per quarter for their services as directors. The Chairman of the Audit Committee received an additional retainer of $750 per quarter. Such directors also received $1,000 plus expenses for each regular and special Board of directors meeting attended, $500 ($750 for the Chairman) plus expenses for each meeting of any committee of the Board of directors attended, and $500 ($750 for the Chairman) per each telephonic meeting of the Board of directors or any committee. Directors who are employees of the Company do not receive directors’ fees.

Each of the following non-executive directors was granted options to purchase 5,000 shares of the FirstCity common stock for their service as a director during 2005 under the FirstCity Financial Corporation 2004 Stock Option and Award Plan: Richard E. Bean, Dane Fulmer, Robert E. Garrison II, D. Michael Hunter, Jeffery D. Leu and C. Ivan Wilson. The options received by each non-executive director were vested in full upon the Grant Date of the option, terminate upon the expiration of ten years from the Grant Date, have a Grant Date of October 12, 2005, and have an exercise price of $11.33, the closing price on October 12, 2005.

Executive Compensation

The following table sets forth certain information concerning compensation for services during each of the last three years to (1) the Company’s Chief Executive Officer during 2005, and (2) the Company’s other four most highly compensated executive officers during 2005 serving as such at the end of 2005 (collectively, the “Named Executive Officers”).

Summary Compensation Table

	Annual Compensation			Long Term Compensation Awards Securities Underlying	All Other
Name and Principal Position	Year	Salary($)	Bonus($)	Options(#)	Compensation(1)($)
James T. Sartain,	2005	375,000	400,000	11,000	16,048
President and Chief	2004	365,627	380,002	37,500	16,048
Executive Officer	2003	300,014	100,000	—	15,790

Terry R. DeWitt,	2005	275,000	165,000	8,000	5,040
Senior Vice President	2004	271,875	150,000	15,000	5,040
	2003	250,000	—	—	4,950

James C. Holmes,	2005	271,875	165,000	8,000	5,040
Senior Vice President	2004	243,750	149,997	15,000	5,040
	2003	200,000	—	—	4,950

Richard J. Vander Woude,	2005	283,751	135,000	8,000	5,328
Senior Vice President,	2004	275,000	90,000	15,000	5,328
General Counsel and	2003	275,000	—	—	4,950
Secretary

J. Bryan Baker,	2005	221,875	135,000	8,000	4,860
Senior Vice President	2004	200,000	90,000	15,000	4,860
and Chief Financial	2003	200,000	—	—	4,800
Officer

(1)       The total amounts indicated under “All Other Compensation” for 2005 consist of (a) amounts contributed to match a portion of such employee’s contributions under a 401(k) plan (“401(k) Match”), (b) excess premiums paid on supplemental life insurance policies (“Supplement Life”) and (c) personal use of a business vehicle (“Auto”). The following table details the amounts paid during 2005 for each of the categories:

Executive	401(k) Match($)	Supplement Life($)	Auto($)	Total($)
James T. Sartain	4,500	1,548	10,000	16,048
Terry R. DeWitt	4,500	540	—	5,040
James C. Holmes	4,500	540	—	5,040
Richard J. Vander Woude	4,500	828	—	5,328
J. Bryan Baker	4,500	360	—	4,860

Stock Option Plans and 401(k) Plan

FirstCity has a 2004 Stock Option and Award Plan for the benefit of key individuals, including its directors, officers and key employees. The exercise price for all options granted is equal to or greater than the fair market value of the underlying Common Stock at the date of grant. Therefore, the holders of the stock options will benefit from such options only when, and to the extent, the price of Common Stock increases after the grant of the option. The performance of individual executive officers and other key employees is considered by the Compensation Committee in allocating such grants, taking into account the Company’s performance, each individual’s contributions thereto and specific accomplishments in each individual’s area of responsibility. The Company had a 1995 Stock Option and Award Plan and a 1996 Stock Option and Award Plan both of which expired in 2005 under the terms of those plans, with existing outstanding options remaining in accordance with the terms of each grant.

Information about FirstCity’s compensation plans at December 31, 2005 was as follows:

Equity Compensation Plan Information

Plan Category	Number of Shares to Be Issued Upon Exercise of Outstanding Options	Weighted-Average Exercise Price of Outstanding Options	Number of Shares Remaining Available for Future Issuance
Equity compensation plans approved by stockholders	755,850	$7.02	65,500
Equity compensation plans not approved by stockholders	—	—	—
Total	755,850	$7.02	65,500

The Company also has a defined contribution 401(k) employee profit sharing plan (the “401(k) Plan”) in which the Company matches employee contributions at a stated percentage of employee contributions to a defined maximum. The Company contributed approximately $134,000, $143,000 and $162,000 in 2005, 2004 and 2003, respectively, to the 401(k) Plan.

Option Grants in 2005

The following table sets forth certain information with respect to grants of stock options during 2005 to the Named Executive Officers.

Name	Number of Shares Underlying Options Granted (1)	Percent of Total Options Granted to Employees	Exercise Price Per Share ($)	Expiration Date	Grant Date Present Value (2)
James T. Sartain	11,000	11.87%	$11.33	10/12/2015	$106,700
Terry R. DeWitt	8,000	8.63%	$11.77	10/25/2015	$80,640
James C. Holmes	8,000	8.63%	$11.77	10/25/2015	$80,640
Richard J. Vander Woude	8,000	8.63%	$11.77	10/25/2015	$80,640
J. Bryan Baker	8,000	8.63%	$11.77	10/25/2015	$80,640

(1)       Mr. Sartain’s options were granted as of October 12, 2005 and the options to the other Named Executive Officers were granted as of October 25, 2005 and will vest in four equal, consecutive annual installments, commencing on the first anniversary of the grant date. Subject to the terms of the 2004 Stock Option and Award Plan, such options may be exercised to purchase all or any portion of such vested shares at any time prior to the termination thereof. The unexercised portions of such options, if any, terminate ten years from the grant date. Such options are non-transferable other than by will or the laws of descent and distribution or to members of the immediate family of the employee. Under the 2004 Stock Option and Award Plan, the right to exercise options with respect to unvested shares may be accelerated in certain circumstances.

(2)       These estimated hypothetical values are based on a Black-Scholes option pricing model in accordance with SEC rules.

Option Exercises and Year-End Values

The following table sets forth, for the Named Executive Officers, stock options exercised in 2005, the number of shares of Common Stock underlying both exercisable and non-exercisable stock options held by such persons as of December 31, 2005, and the year-end values for unexercised “in-the-money” options, which represent the positive spread between the exercise price of any such options and the year-end market price of the Common Stock.

Aggregated 2005 Option Exercises and Year-End Option Values

	Number of Shares Acquired Upon Exercise of	$ Value	Number of Shares Underlying Unexercised Options at Year End		Value of Unexercised In-the-Money Options at Year End($) (1)
Name	Options	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
James T. Sartain	—	N/A	109,375	39,125	$940,125	$122,575
Terry R. DeWitt	—	N/A	34,950	19,250	$227,800	$48,150
James C. Holmes	—	N/A	31,750	19,250	$202,390	$48,150
Richard J. Vander Woude	—	N/A	53,750	19,250	$466,050	$48,150
J. Bryan Baker	—	N/A	56,750	19,250	$471,350	$48,150

(1)       Calculated using the aggregate market value (based on December 31, 2005 stock price of $11.53 per share) of the shares of the Common Stock underlying such options, less the aggregate exercise price payable.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10 percent of Common Stock, to file with the SEC certain reports of beneficial ownership of Common Stock. Based solely upon a review of copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that all applicable Section 16(a) filing requirements were complied with by its directors, officers and 10 percent stockholders during 2005, except as shown in the table below:

Name	Number of late reports	Number of transactions not reported timely	Known failure to file report
James R. Hawkins	7	20	None
D. Michael Hunter	1	1	None

Comparative Stock Performance

The following graph compares the cumulative total stockholder return on a share of Common Stock, based on the market price thereof, with

•                                          the Nasdaq Stock Market (US) Index (the “Nasdaq Market Index”) prepared for Nasdaq by the Center for Research in Security Prices (“CRSP”) and

•                                          the Nasdaq Financial Stocks Index (the “Nasdaq Industry Index”) prepared for Nasdaq by CRSP for the period beginning on December 31, 2000 and ending on December 31, 2005. Cumulative total stockholder return is based on an annual total return, which assumes the reinvestment of all dividends for the period shown and assumes that $100 was invested on December 31, 2000 in each of Common Stock, the Nasdaq Market Index and the Nasdaq Industry Index.

The Company has not declared any dividends during this period. The results shown below are not necessarily indicative of future performance.

Certain Relationships and Related Transactions

The Company owns equity interests in various purchased asset portfolios through limited partnerships and limited liability companies (“Acquisition Partnerships”) in which a corporate affiliate of the Company is the sole general partner or managing member, and the Company and other non-affiliated investors are limited partners or members. Certain directors and executive officers of the Company may also serve as directors and/or executive officers of the general partner or managing member, but receive no additional compensation from or on behalf of such general partner or managing member for serving in such capacity. The Company provides asset servicing to such Acquisition Partnerships pursuant to servicing agreements between the Company and such Acquisition Partnerships. Service fees totaling $11.8 million for 2005 were derived from such affiliates.

The Company, FirstCity Servicing Corporation, Cargill and its wholly owned subsidiary CFSC Capital Corp. II (“CFSC”), were parties to a Right of First Refusal Agreement and Due Diligence Reimbursement Agreement effective as of January 1, 1998, as amended (the “Right of First Refusal Agreement”) from 1992 through February 28, 2006. The Right of First Refusal Agreement had a termination date of February 1, 2006 which would renew automatically for an additional year on an annual basis thereafter unless either party gave notice to the other of its desire to discontinue the arrangement six months prior to the termination date. Pursuant to the Right of First Refusal Agreement, if the Company received an invitation to bid on or otherwise obtain an opportunity to acquire Portfolio Assets in the United States, Mexico, Central America or South America within certain thresholds, CFSC had the option to participate in the proposed purchase through an Acquisition Partnership. The Right of First Refusal Agreement was extended through February 28, 2006 while the parties negotiated the terms under which the Right of First Refusal Agreement might be extended. The Right of First Refusal Agreement terminated on February 28, 2006. The parties are continuing to negotiate the terms on which an arrangement similar to the Right of First Refusal Agreement might be entered into by the parties.

The Right of First Refusal Agreement did not prohibit the Company from holding discussions with entities other than CFSC regarding potential joint purchases of interests in loans, receivables, real estate or other assets, provided that any such purchase was subject to CFSC’s right to participate in the Company’s share of the investment. The Right of First Refusal Agreement further provided that, subject to certain conditions, CFSC would pay to the Company a monthly amount to cover due diligence expense, plus 50% of the third party due diligence expenses incurred by the Company in connection with proposed asset purchases. The Right of First Refusal Agreement was a restatement and extension of a similar agreement entered into among the Company, certain members of the Company’s management and Cargill in 1992.

The Company has loans receivable, totaling $19.6 million at December 31, 2005, made to certain Acquisition Partnerships. These loans are secured by the assets/loans acquired by the partnerships with purchase money loans provided by the investors to the partnerships to purchase the asset pools held in those entities. Payments on these notes are dependent upon proceeds from the resolution of Portfolio Assets held by the Acquisition Partnerships.

The Company leases office space for its principal executive offices in Waco, Texas from a trust created for the benefit of the children of James R. Hawkins, prior Chairman of the Board of the Company. This lease expires in December 2006 and contains an option in favor of the Company pursuant to which the Company may renew the lease for an additional five-year period, with escalating lease payments. Rental expense under such lease is $10,000 per month. The Company believes that the terms of such lease are generally as favorable to the Company as the terms it would receive from an independent third party.

FirstCity Servicing Corporation, an affiliate of the Company, and MCS, in which FirstCity Servicing Corporation is an 11.89% stockholder as of December 31, 2005, are parties to Consulting, License and Confidentiality Agreements dated June 30, 1999 pursuant to which FirstCity Servicing Corporation provides consultation services and personnel to assist MCS in developing and managing due diligence and servicing systems. Pursuant to those agreements, MCS agrees to provide the supplied personnel with compensation, tax equalization payments, housing allowances, transportation allowance and tax preparation. MCS also pays consulting fees to FirstCity Servicing Corporation and reimburses FirstCity Servicing Corporation for travel, hotel, airfare, and meal expenses paid by it related to the provision of the services. FirstCity recorded $364,000 in 2005 from MCS as reimbursement fees included in other income.

The Company has unsecured notes payable to Terry R. DeWitt, G. Stephen Fillip and James C. Holmes, each of whom were Senior Vice Presidents of FirstCity, in connection with the acquisition of the minority interest in FirstCity Holdings. The notes are to be periodically redeemed by the Company for an aggregate of up to $3.2 million out of certain cash collections from servicing income from Portfolios in Mexico. FirstCity valued the loans at the inception date using an imputed interest rate based on the Company’s cost of funds. At December 31, 2005, these notes had an imputed balance of $606,000 and mature in December 2011.

PROPOSAL II —                   APPROVAL OF THE 2006 STOCK OPTION AND AWARD PLAN

The Board of Directors of the Company and the Compensation Committee of the Board of Directors of the Company are submitting for stockholder approval, the 2006 Stock Option and Award Plan. If approved by stockholders, the 2006 Stock Option and Award Plan will become effective as of August 3, 2006 (the “2006 Plan Effective Date”).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE 2006 STOCK OPTION AND AWARD PLAN.

The following summary of certain terms of the 2006 Stock Option and Award Plan is qualified in its entirety by reference to the full text thereof, which is set forth as Appendix A attached hereto.

Administration

The 2006 Stock Option and Award Plan will be administered by the Compensation Committee, all the members of which will be eligible to administer such plan pursuant to Rule 16b-3 under the Exchange Act, and each member will qualify as an “outside director” under Section 162(m) of the Internal Revenue Code of 1986. Subject to the limitations set forth in the 2006 Stock Option and Award Plan, such plan vests broad powers in the Compensation Committee to administer such plan, including authority to (1) select the persons to be granted awards thereunder, (2) determine the size and type of awards granted thereunder, (3) construe and interpret such plan, (4) establish, amend or waive rules and regulations for the administration of such plan and (5) determine whether an award, award agreement or payment of an award should be amended.

Number of Shares Available

The 2006 Stock Option and Award Plan provides for the grant of up to 500,000 shares of Common Stock. Under certain circumstances, shares subject to an award that remain unissued upon termination of the award will become available for additional awards under such plan. In the event of a stock split, recapitalization or similar event, or a corporate transaction, such as a merger, consolidation or similar event, the Compensation Committee will equitably adjust the aggregate number of shares subject to such plan and the number, class and price of shares subject to outstanding awards. As of June 19, 2006, the market value of the Common Stock was $11.08 per share.

A maximum of 100,000 shares may be granted under the 2006 Stock Option and Award Plan in the form of any award to any one participant who is a “covered employee” (“ Plan Covered Employee”) (as such term is defined in the regulations promulgated under Section 162(m) of the Code), of which a maximum of (i) 50,000 shares may be granted to a participant in the form of stock options during any twelve month period; (ii) 50,000 shares may be granted to a participant in the form of performance shares during any performance period; and (ii) 50,000 shares may be granted to a participant in the form of restricted stock during any twelve month period.

Eligible Participants

In general, any key employee or director of the Company or any subsidiary of the Company, including key employees who are also directors, as well as any other persons, including consultants, independent contractors or other service providers, are eligible to receive awards under such plan. The Company has 207 employees and 7 directors that are not employees. The number of consultants, independent contractors and other service providers is difficult to determine and will vary from time to time.

Awards and Award Plan

The 2006 Stock Option and Award Plan permits the issuance of the following awards: (1) nonqualified stock options (“2006 Plan NQSOs”) and incentive stock options (“2006 Plan ISOs”), (2) performance shares and (3) restricted stock.

Stock Options

Under the 2006 Stock Option and Award Plan, the Compensation Committee has discretion to determine the number of stock options to be granted thereunder to any participant. The Compensation Committee may grant 2006 Plan NQSOs, 2006 Plan ISOs or any combination thereof to participants. Only employees of the Company or its subsidiaries are eligible to receive grants of 2006 Plan ISOs under such plan and such 2006 Plan ISOs may only be granted if the aggregate fair market value of the Common Stock underlying 2006 Plan ISOs and other incentive stock options granted under all incentive stock option plans of the Company that become exercisable for the first time by a participant during any calendar year is equal to or less than $100,000. 2006 Plan ISOs granted under the 2006 Stock Option and Award Plan provide for the purchase of Common Stock at prices not less than 100 percent of the fair market value thereof on the date such option is granted (or 110 percent with respect to holders of more than ten percent of the combined voting power of all classes of stock of the Company). 2006 Plan NQSOs granted under the 2006 Stock Option and Award Plan provide for the purchase of Common Stock at prices determined by the Compensation Committee, but in no event less than 100 percent of the fair market value thereof on the date such option is granted. No stock option granted under the 2006 Stock Option and Award Plan is exercisable later than the tenth anniversary date of its grant (or, as to 2006 Plan ISOs, the fifth anniversary with respect to holders of more than ten percent of the combined voting power of all classes of stock of the Company).

Under the 2006 Stock Option and Award Plan, stock options are exercisable at such times and subject to such restrictions and conditions as the Compensation Committee approves. The option exercise price is payable in cash or, if approved by the Compensation Committee, in shares of Common Stock having a fair market value equal to the exercise price, or by a combination of any of the above means of payment. The Compensation Committee may also allow cashless exercises or other means of payment consistent with applicable law. Upon termination of a participant’s employment due to death, disability or retirement, all stock options outstanding will be exercisable for the shorter of their remaining term or one year after termination of employment in the case of death, one year after termination of employment in the case of disability, and three months after termination of employment in the case of retirement. Upon termination of employment of a participant other than for any reason set forth above, all stock options held by such participant which are not vested as of the effective date of such termination will be forfeited; provided that, the Compensation Committee, in its sole discretion, may immediately vest all or any portion of the stock options of such participant not vested as of such date. In the case of termination of employment by the Company without cause, a participant may exercise any vested stock options for three months following the termination of employment, and in the case of termination of employment by the Company for cause or voluntary termination of employment by the participant (other than due to retirement), the participant’s stock options will be forfeited immediately upon such termination.

A holder of stock options may be able to transfer such options, under certain circumstances, to members of such holder’s immediate family (as defined in the 2006 Stock Option and Award Plan), to one or more trusts for the benefit of such holder’s immediate family or to partnerships in which immediate family members are the only partners, if such holder’s award agreement expressly permits such transfer and such holder does not receive any consideration in any form whatsoever for such transfer. Other than the foregoing, stock options are not transferable by a holder other than by will or applicable laws of descent and distribution.

Performance Shares

Under the 2006 Stock Option and Award Plan, the Compensation Committee may grant performance shares to participants in such amounts, and subject to such terms and conditions, as the Compensation Committee in its discretion determines. Each performance share will have a value equal to the fair market value of a share of Common Stock on the date the performance share is earned. The Compensation Committee in its discretion will set performance goals to be achieved over performance periods of not less than two years. The extent to which the performance goals are met will determine the number of performance shares earned by participants. The performance measure to be used for purposes of grants to 2006 Plan Covered Employees is one or more of the following: total shareholder return, return on equity, earnings per share (whether on a pre-tax, after-tax, operational or other basis); ratio of operating overhead to operating revenue; cash flow; cost; ratio of debt to debt plus equity; net borrowing; credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the Shares; return on assets, equity or stockholders’ equity;

market share; inventory levels, inventory turn or shrinkage; or total return to stockholders. Each plan year, the Committee, in its sole discretion, may select among these performance measures and set the relative weights to be given to such performance measures.

After the applicable performance period has ended, the Compensation Committee will certify the extent to which the established performance goals have been achieved, and each holder of performance shares will be entitled to receive payout on the number of performance shares, if any, earned by such holder over the performance period. The grantee of a performance share award will receive payment within seventy-five days following the end of the applicable performance period, in cash or shares of Common Stock which have, as of the close of the applicable performance period, an aggregate fair market value equal to the value of the earned performance shares (or a combination of cash and such shares). If the employment of a participant is terminated by reason of death, disability or retirement or by the Company without cause during a performance period, the participant will receive a prorated payout with respect to the performance shares earned, which will be determined by the Compensation Committee, in its sole discretion, and will be based upon the length of time the participant held the performance shares during the applicable performance period and upon achievement of the established performance goals. Such payment will be made at the same time as payments are made to participants whose employment did not terminate during the applicable performance period. If a participant’s employment is terminated for any other reason, all performance shares will be forfeited by the participant to the Company. Unless otherwise provided by the Compensation Committee in an award agreement, performance shares which are not yet earned may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

Restricted Stock

Under the 2006 Stock Option and Award Plan, the Compensation Committee may from time to time grant restricted stock awards to participants. Each grant of restricted stock will be evidenced by a written award agreement between the participant and the Company setting forth the terms and conditions of the grant, as determined by the Committee, in its discretion, to be necessary or desirable. Such terms may include a requirement for payment by the participant to the Company for the restricted stock which is granted, with respect to which the Compensation Committee may establish a purchase price below fair market value.

Each grant of restricted stock will be subject to restrictions, determined by the Compensation Committee in its discretion, for a period (the “2006 Plan Restricted Period”) of at least one year (unless otherwise provided by the Committee). Such restrictions may include only the requirement of continued employment or may include other performance based criteria established by the Compensation Committee. The Compensation Committee may, after a grant, in its discretion, shorten the 2006 Plan Restricted Period or waive any condition to the lapse of the restrictions. The award agreement may, at the discretion of the Compensation Committee and subject to any prescribed terms and conditions, also provide for the lapse of restrictions upon the occurrence of such specified events as a change in control of the Company or the termination of a participant’s employment by reason of such participant’s death, disability, retirement or discharge without cause.

During the 2006 Plan Restricted Period, the participant will have all the rights of a Company stockholder, including the right to receive dividends and vote the shares of restricted stock, with certain exceptions, including the exception that cash dividends will be paid either in cash or in restricted stock, as the Compensation Committee determines. In addition, the restricted stock may not be sold, transferred, assigned or encumbered during the 2006 Plan Restricted Period and unless and until all restrictions have lapsed. All shares of restricted stock that have not vested will be forfeited unless the participant has remained a full-time employee of the Company or its subsidiaries until the expiration or termination of the 2006 Plan Restricted Period and all other applicable conditions have been satisfied. Unless otherwise provided by the Compensation Committee in an award agreement, no restricted stock may be assigned, encumbered or transferred except by will or the laws of descent and distribution.

Changes in Control

Under the 2006 Stock Option and Award Plan, upon the occurrence of a Change in Control (as defined below), (1) all stock options outstanding thereunder will become fully vested and immediately exercisable; (2) the target payout attainable under all performance shares outstanding thereunder will be deemed to have been fully earned for the entire performance period and, within thirty days of such Change in Control, such performance shares will be paid out in accordance with the terms thereof (provided that, there will not be an accelerated payout with respect to performance shares granted within less than six months prior to the effective date of such Change in Control), (3) all restrictions on restricted stock outstanding thereunder will lapse and such restricted stock will be delivered to the participant in accordance with the terms thereof (provided that, there will not be an accelerated delivery with respect to restricted stock granted less than six months prior to the effective date of such Change in

Control) and (4) the Compensation Committee may, in its discretion, make any other modifications to any awards thereunder as determined by the Compensation Committee to be deemed appropriate before the effective date of such Change in Control.

Under the 2006 Stock Option and Award Plan, a “Change in Control” means:

(1)          an acquisition by any person of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of Common Stock or voting securities of the Company entitled to vote generally in the election of directors; provided that, such acquisition would result in such person beneficially owning twenty-five percent or more of Common Stock or twenty-five percent or more of the combined voting power of the Company’s voting securities; and provided further that, immediately prior to such acquisition such person was not a direct or indirect beneficial owner of twenty-five percent or more of Common Stock or twenty-five percent or more of the combined voting power of the Company’s voting securities, as the case may be; or

(2)          The approval of the Company’s stockholders of a reorganization, merger, consolidation, complete liquidation or dissolution of the Company, the sale or disposition of all or substantially all of the assets of the Company or similar corporate transaction or, if consummation of such corporate transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly); or

(3)          A change in the composition of the Company’s Board of Directors such that the individuals who, as of the Effective Date, constitute the Board of Directors cease for any reason to constitute at least a majority of the Board; provided that, any individual who becomes a member of the Board of Directors subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by at least a majority of those individuals who are members of the Board of Directors and who were also members of such incumbent Board of Directors (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of such incumbent Board of Directors; and provided further that, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (within the meaning of Rule 14a-11 of Regulation 14A under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors shall not be so considered as a member of such incumbent Board of Directors.

Notwithstanding the foregoing, the following will not constitute a Change in Control: (a) any acquisition of Common Stock by any subsidiary of the Company or an employee benefit plan (or related trust) sponsored or maintained by the Company or an affiliate thereof; (b) any consummation of a transaction of the type described in sub paragraph (2) above, following which more that fifty percent of the common stock then outstanding of the corporation resulting from such acquisition or transaction and more than fifty percent of the combined voting power of the voting securities then outstanding of such corporation entitled to vote generally in the election of directors, is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were beneficial owners of Common Stock and the Company’s voting securities, respectively, immediately prior to such acquisition or transaction in substantially the same proportions as their ownership, immediately prior to such acquisition or transaction, of Common Stock and the Company’s voting securities, as the case may be; or (c) in the event any award issued under the 2006 Stock Option and Award Plan is subject to Section 409A of the Code and only to the extent necessary for the award to comply with or remain exempt from the requirements of Section 409A of the Code, any event described set forth, if such event would not constitute a “Change in Control” as defined under Section 409A of the Code and the regulations or other guidance issued thereunder.

Amendment and Termination

The 2006 Stock Option and Award Plan may be amended, modified or terminated by the Company’s Board of Directors, subject to stockholder approval if such an amendment would:

(a)          materially expand the class of participants eligible to participate in the plan;

(b)         increase the total number of shares (except as allowed in the event of a stock split, recapitalization or similar event, or a corporate transaction, such as a merger, consolidation or similar event) which may be granted under the Plan;

(c)          materially increase the benefits to participants, including any material change to: (i) permit a repricing (or decrease in exercise price) of outstanding awards under the plan; (ii) reduce the price at which shares or options to purchase shares may be offered; or (iii) extend the duration of the plan;

(d)         expand the types of awards provided under the plan; or

(e)          amend the plan in any manner which the Board of Directors, in its discretion, determines should become effective only if approved by the stockholders.

Unless earlier terminated by the Board of Directors, the 2006 Stock Option and Award Plan will terminate on the day prior to the tenth anniversary of the 2006 Plan Effective Date.

Section 162(m)

At all times when the Compensation Committee determines that it is desirable to satisfy the conditions of Section 162(m) of the Code, all awards granted under the 2006 Stock Option and Award Plan will comply with such conditions. The Compensation Committee is nevertheless empowered to grant awards that would not constitute “performance based” compensation under Section 162(m), which may vest based solely on continued employment rather than any performance based criteria. If changes are made to Section 162(m) to permit greater flexibility with respect to any awards available under the 2006 Stock Option and Award Plan, the Compensation Committee may, subject to the restrictions set forth in the preceding paragraph regarding amendment thereof, make any adjustments it deems appropriate.

Certain Federal Income Tax Consequences

The following is a brief summary of certain federal income tax consequences relating to the transactions described under  the 2006 Stock Option and Award Plan as set forth below. This summary does not purport to address all aspects of federal income taxation and does not describe state, local, or foreign tax consequences. This discussion is based upon provisions of the Code and the treasury regulations issued thereunder (the “Treasury Regulations”), and judicial and administrative interpretations under the Code and Treasury Regulations, all as in effect as of the date hereof, and all of which  are subject to change (possibly on a retroactive basis) or different interpretation.

New Law Affecting Deferred Compensation

In 2004, a new Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the underpayment rate plus 1% and a 20% penalty tax. Certain stock options, certain awards of performance shares, and certain types of restricted stock are subject to Section 409A of the Code.

Stock Options

There are generally no federal income tax consequences either to the individual receiving stock options (the “2006 Plan Optionee”) or to the Company upon the grant of a stock option under the 2006 Stock Option and Award Plan. On exercise of a 2006 Plan ISO, the 2006 Plan Optionee will not recognize any income and the Company will not be entitled to a deduction for tax purposes, although  if the fair market value of the common stock received upon such exercise exceeds the exercise price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

Generally, if the 2006 Plan Optionee disposes of shares acquired upon exercise of a 2006 Plan ISO within two years of the date of grant or one year of the date of exercise, such optionee will recognize compensation income and the Company will be entitled to a deduction for tax purposes in the taxable year in which such disposition occurred in the amount of the excess of the fair market value of the shares of Common Stock on the date of exercise over the option exercise price (or the gain on sale, if less). Otherwise, the Company will not be entitled to any deduction for tax purposes upon dispositions of such shares, and the entire gain for the 2006 Plan Optionee will be treated as a capital gain. On exercise of a 2006 Plan NQSO, the amount by which the fair market value of the Common Stock on the date of exercise exceeds the option exercise price will generally be taxable to the 2006 Plan Optionee as compensation income and will generally be deductible for tax purposes by the Company. The dispositions of shares of Common Stock acquired upon exercise of a 2006 Plan NQSO will generally result in a capital gain or loss for the 2006 Plan Optionee, but will have no tax consequences for the Company.

If a participant pays the exercise price of a stock option with previously-owned shares of Common Stock and the transaction is not a disqualifying disposition of shares of Common Stock previously acquired under an incentive stock option, the shares of Common Stock received equal to the number of shares of Common Stock surrendered are treated as having been received in a tax-free exchange. The participant’s tax basis and holding period for these shares of Common Stock received will be equal to the participant’s tax basis and holding period for the shares of Common Stock surrendered. The shares of Common Stock received in excess of the number of shares of Common Stock surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of their fair market value. The participant’s tax basis in these shares of Common Stock will be equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.

If the use of previously acquired shares of Common Stock to pay the exercise price of a stock option constitutes a disqualifying disposition of shares of Common Stock previously acquired under an incentive stock option, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares of Common Stock surrendered, determined at the time such shares of Common Stock were originally acquired on exercise of the incentive stock option, over the aggregate option price paid for such shares of Common Stock. As discussed above, a disqualifying disposition of shares of Common Stock previously acquired under an incentive stock option occurs when the participant disposes of such shares before the end of the statutory holding period. The other tax results from paying the exercise price with previously-owned shares are as described above, except that the participant’s tax basis in the shares of Common Stock that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

Performance Shares

The grant of a performance share award will not result in income for the grantee or in a tax deduction for the Company. Upon the settlement of such a right or award, the grantee will recognize ordinary income equal to the fair market value of any shares of Common Stock and/or any cash received and the Company will be entitled to a tax deduction in the same amount.

Restricted Stock

A participant who receives an award of restricted stock will generally recognize as ordinary income equal to the excess, if any, of the  fair market value of the restricted stock, less any amount paid for such restricted stock, at the time when the participant’s rights with respect to such restricted stock are no longer subject to a substantial risk of forfeiture. However, a participant who receives restricted stock may make an election under Section 83(b) of the Code within 30 days of  the date of transfer of the restricted stock to recognize ordinary income on the date of the transfer equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares) over the purchase price, if any, of such shares . Dividends paid to the participant during the 2006 Plan Restricted Period will be taxable as compensation income, rather than as dividend income, unless the election under Section 83(b)  was made. At the time of sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain (or loss) depending on the holding period. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income. The Company generally will be entitled to a deduction under the Code in the amount and at the time that compensation income is realized by the participant.

Federal Tax Withholding.

Any ordinary income realized by a participant upon the exercise of an award under the 2006 Stock Option and Award Plan is subject to withholding of federal, state and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act (“FICA”) and the Federal Unemployment Tax Act (“FUTA”). To satisfy federal income tax withholding requirements, the Company will have the right to require that, as a condition to delivery of any certificate for shares of Common Stock, the participant remit to the Company an amount sufficient to satisfy the withholding requirements. Alternatively, the Company may withhold a portion of the shares of Common Stock (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations.

Withholding does not represent an increase in the participant’s total income tax obligation, since it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in the shares of Common Stock. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by the Company to employees by January 31 of the succeeding year.

Deferred compensation that is subject to Section 409A of the Code will be subject to certain federal income tax withholding and reporting requirements. However, pursuant to IRS Notice 2005-94, the IRS has suspended these withholding and reporting requirements until further IRS guidance is issued

Other Tax Matters

If an individual’s rights under the plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income tax) payable by the individual on the value of such accelerated rights, and (ii) the loss by the Company of a compensation deduction.

Voting Requirements

Approval of the 2006 Stock Option and Award Plan will require the affirmative vote of a majority of the shares of Common Stock present, in person or represented by proxy, and entitled to vote at the Annual Meeting (abstentions will have the effect of a negative vote on such proposal and broker non-votes will have no legal effect on the vote).

PROPOSAL III —              RATIFICATION AND APPOINTMENT BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors has selected KPMG LLP (“KPMG”) to serve as independent registered public accountants for the Company and its subsidiaries for fiscal year 2006, and the Board of Directors has directed that management submit the appointment of the independent registered public accounting firm for ratification by the stockholders of the Company at the Annual Meeting. KPMG has served as the Company’s auditors since October 27, 1995 (on which date KPMG was so appointed by the Board of Directors, which appointment was recommended by the Board’s Audit Committee) and has no investment in the Company or its subsidiaries.

Neither the Company’s By-laws nor other governing documents or law require stockholder ratification of appointment of KPMG as the Company’s independent registered public accounting firm. However, the Audit Committee of the Board of Directors recommended, and the Board of Directors is, submitting the appointment of KPMG to the stockholders for ratification as a matter of good corporate practice, and the Board of Directors will reconsider its selection of independent accountants if this appointment is not ratified by the stockholders. Ratification will require the affirmative vote of the majority of the shares of Common Stock present at the meeting, in person or represented by proxy and entitled to vote at the Annual Meeting (abstentions will have the effect of a negative vote on such proposal and broker non-votes will have no legal effect on the vote).

It is expected that representatives of KPMG will be present at the Annual Meeting with an opportunity to make a statement should they desire to do so and to respond to appropriate questions from stockholders.

THE AUDIT COMMITTEE AND THE BOARD OF DIRECTORS RECOMMEND A VOTE “FOR” KPMG AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE COMPANY AND ITS SUBSIDIARIES FOR FISCAL YEAR 2006.

Audit and Related Fees

The aggregate fees billed for professional services by KPMG LLP (“KPMG”) in 2005 and 2004 for these various services were:

	2005	2004
Audit Fees (1)	$1,160,300	$1,228,327
Audit-Related Fees (2)	—	15,413
Total	$1,160,300	$1,243,740

(1)           Audit Fees are fees paid to KPMG for the audit of the Company’s annual consolidated financial statements and the financial statements of certain equity investments, review of financial statements included in the Company’s Form 10-Q’s, and services that are normally provided by KPMG in connection with statutory and regulatory filings. Audit fees also include fees paid to KPMG relating to compliance with Section 404 of the Sarbanes-Oxley Act, which, for companies meeting the SEC definition of an accelerated filer, requires an independent registered public accounting firm to audit internal controls over financial reporting and management’s evaluation of internal controls over financial reporting.

(2)           Audit-related fees in 2004 were fees for assurance and related services that were reasonably related to the performance of the audit or review of FirstCity’s financial statements and internal control over financial reporting, including services in connection with assisting the Company in its compliance with its obligations under Section 404 of the Sarbanes-Oxley Act and related regulations.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has adopted policies and procedures for pre-approving all audit and non-audit services performed by the Company’s independent auditor. Except as noted below, no audit services or non-audit services shall be provided to the Company by the independent auditor unless first pre-approved by the Audit Committee and unless permitted by applicable securities laws and the rules and regulations of the SEC. If the Audit Committee approves an audit service within the scope of the engagement of the independent auditor, such audit service shall be deemed to have been pre-approved.

Pre-approval shall not be required for non-audit services provided by the independent auditor, if (i) the aggregate amount of all such non-audit services provided to the Company constitutes not more than the five percent (5%) of the total amount of revenues paid by the Company to the independent auditor during the fiscal year in which such non-audit services are provided, (ii) such non-audit services were not recognized by the Company at the time of the independent auditor’s engagement to be non-audit services, and (iii) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

The Audit Committee may delegate to one or more members of the Audit Committee the authority to grant pre-approval of certain non-audit services. The decision of any member to whom such authority is delegated to pre-approve non-audit services shall be presented to the full Audit Committee for its approval at its next scheduled meeting.

Audit Committee Report

In this section below, we describe our financial and accounting management policies and practices.

Composition. The Audit Committee of the Board of Directors is composed of three independent directors, as defined under Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards.  The Audit Committee presently consists of Messrs. Bean (Chairman), Garrison and Wilson. The Board of Directors has adopted a written charter for the Audit Committee.

Responsibilities. The responsibilities of the Audit Committee include recommending to the Board of Directors an accounting firm to be engaged as the Company’s independent accountants. Management is responsible for the Company’s internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report thereon. The Audit Committee’s responsibility is to oversee these processes.

Review with Management and Independent Accountants. In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company’s audited consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees.”

 The Company’s independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Audit Committee discussed with the independent accountants, KPMG LLP, that firm’s independence.

Summary. Based upon the Audit Committee’s discussions with management and the independent accountants and the

Audit Committee’s review of the representations of management, and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, as amended, as filed with the Securities and Exchange Commission.

THE AUDIT COMMITTEE
Richard E. Bean (Chairman)
C. Ivan Wilson
Robert E. Garrison II

STOCKHOLDERS’ PROPOSALS

Pursuant to the Exchange Act, and regulations under the Exchange Act, individual stockholders have a limited right to propose for inclusion in the proxy statement a single proposal for action to be taken at an annual meeting of the stockholders. Proposals intended to be presented at the annual meeting to be held in 2007 must be received at the Company’s principal executive offices no later than February 26, 2007. Such proposals should be addressed as follows: FirstCity Financial Corporation, P.O. Box 8216, Waco, Texas 76714, Attention: Secretary.

Stockholder proposals submitted outside of the Securities and Exchange Commission’s procedures for including such proposals in the Company’s proxy must be mailed or delivered to the attention of the Secretary at the address above and must, in the case of a proposal with respect to the annual meeting to be held in 2007, be received by the Company no later than February 26, 2007. The proposal must comply in all respects with the requirements set forth in the Company’s bylaws, and the Board of Directors may reject any proposal not made in accordance with these requirements. A copy of these requirements is available upon request from the Secretary of the Company at the address set forth above.

With respect to nominations of one or more persons for election as directors, written notice of the stockholder’s intent to make such nomination(s), which notice must comply in all respects with the requirements therefore set forth in the Company’s bylaws, must be mailed or delivered to the attention of the Secretary at the address above and must be received by the Company no later than thirty days, and no sooner than sixty days, prior to the date of the 2007 Annual Meeting of Stockholders or, if such annual meeting is not publicly announced at least forty days prior to the date of such annual meeting, no later than the close of business ten days after the date of such public announcement. The nomination must be made in accordance with the provisions in the Company’s bylaws, and if the presiding officer of the annual meeting determines that the nomination does not comply with the provisions, he may cause the nomination to be disregarded. A copy of the nomination provisions is available upon request from the Secretary of the Company at the address set forth above.

OTHER MATTERS

Management does not presently know of any matters which may be presented for action at the Annual Meeting other than those set forth herein. However, if any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxies solicited by Management to exercise their discretionary authority to vote the shares represented by all effective proxies on such matters in accordance with their best judgment.

By Order of the Board of Directors,

June 24, 2006	Richard J. Vander Woude
Secretary

FIRSTCITY FINANCIAL CORPORATION
2006 STOCK OPTION AND AWARD PLAN

ARTICLE 1.          Establishment, Purpose and Duration

1.1           Establishment of the Plan. FIRSTCITY FINANCIAL CORPORATION, a Delaware corporation (“FIRSTCITY”) establishes this FIRSTCITY FINANCIAL CORPORATION 2006 Stock Option and Award Plan (the “Plan”), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Performance Shares and Restricted Stock.

Subject to approval by FIRSTCITY’s stockholders at their 2006 Annual Meeting, the Plan shall become effective as of August 3, 2006 (the “Effective Date”) and shall remain in effect as provided in Section 1.3.

1.2           Purpose of the Plan. The purpose of the Plan is to secure for FIRSTCITY and its stockholders the benefits of the incentive inherent in stock ownership in FIRSTCITY by key employees, directors and other persons who are largely responsible for its future growth and continued success. The Plan promotes the success and enhances the value of FIRSTCITY by linking the personal interests of Participants to those of FIRSTCITY’s stockholders, and by providing Participants with an incentive for outstanding performance.

The Plan is further intended to provide flexibility to FIRSTCITY in its ability to motivate, attract and retain the services of Participants upon whose judgment, interest and special effort the successful conduct of its operation largely depends.

1.3           Duration of the Plan. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 15, until the day prior to the tenth (10th) anniversary of the Effective Date.

1.4           Types Of Options. The Options granted under the Plan are intended to be either Incentive Stock Options within the meaning of Code Section 422, or options that do not meet the requirements for Incentive Stock Options (“Nonqualified Stock Options”). FIRSTCITY makes no warranty, however, as to the qualification of any Option as an Incentive Option.

ARTICLE 2.                  Definitions

Whenever used herein, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

(a)           “Award” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Performance Shares or Restricted Stock.

(b)           “Award Agreement” means a written agreement entered into by a Participant and FIRSTCITY, setting forth the terms and provisions applicable to an Award granted to such Participant hereunder.

(c)           “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

(d)           “Board” or “Board of Directors” means the Board of Directors of FIRSTCITY.

(e)           “Cause” means: (i) willful or negligent misconduct on the part of a Participant that is detrimental to FIRSTCITY; or (ii) the indictment of a Participant for the commission of a felony. The existence of “Cause” under either (i) or (ii) shall be determined by the Committee. Notwithstanding the foregoing, if the Participant has entered into an employment agreement that is binding as of the date of employment termination, and if such employment agreement defines “Cause” and/or provides a means of determining whether “Cause” exists, such definition of “Cause” and the means of determining its existence shall apply to the Participant for purposes hereof in lieu of the definition provided in this Section 2(e).

(f)            “Change in Control” shall be deemed to have occurred upon:

(i)            An acquisition by any Person of Beneficial Ownership of the Shares then outstanding (“FIRSTCITY Common Stock Outstanding”) or the voting securities of FIRSTCITY then outstanding entitled to vote generally in the election of directors (“FIRSTCITY Voting Securities Outstanding”); provided such acquisition of Beneficial Ownership would result in the Person’s beneficially owning (within the meaning of Rule 13d-3 promulgated under the Exchange Act) twenty-five percent (25%) or more of FIRSTCITY Common Stock Outstanding or twenty-five percent (25%) or more of the combined voting power of FIRSTCITY Voting Securities Outstanding; and provided further, that immediately prior to such acquisition such Person was not a direct or indirect Beneficial Owner of twenty-five percent (25%) or more of FIRSTCITY Common Stock Outstanding or twenty-five percent (25%) or more of the combined voting power of FIRSTCITY Voting Securities Outstanding, as the case may be; excluding, however, any acquisition of shares of common stock of FIRSTCITY by, or consummation of a Corporate Transaction with, any Subsidiary or any employee benefit plan (or related trust) sponsored or maintained by FIRSTCITY or an affiliate; or

(ii)           The approval of the stockholders of FIRSTCITY of a reorganization, merger consolidation, complete liquidation or dissolution of FIRSTCITY, the sale or disposition of all or substantially all of the assets of FIRSTCITY or similar corporate transaction (in each case referred to in this Section 2(f) as a “Corporate Transaction”) or, if consummation of such Corporate Transaction is subject, at the time of such approval by stockholders, to the consent of any government or

2

governmental agency, the obtaining of such consent (either explicitly or implicitly);or

(iii)          A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided, however, for purposes of this Section 2(f), that any individual who becomes a member of the Board subsequent to the Effective Date whose election, or nomination for election by FIRSTCITY’s stockholders, was approved by individuals who are members of the Board (i) who constituted at least a majority of the members of the Board who elected or nominated for election such individual to be a member of the Board (such nominating members of the Board being the independent directors of the Board or the nominations committee comprised solely of independent directors) and (ii) who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board: but, provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-12(c) of Regulation 14A promulgated under the Exchange Act, including any successor to such rule) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board.

Notwithstanding the provisions set forth in subparagraph (ii) of this Section 2(f), the following shall not constitute a Change in Control for purposes hereof: (1) any acquisition of shares of common stock of FIRSTCITY, or consummation of a Corporate Transaction, following which more than fifty percent (50%) of the shares of common stock then outstanding of the corporation resulting from such acquisition or Corporate Transaction and more than fifty percent (50%) of the combined voting power of the voting securities then outstanding of such corporation entitled to vote generally in the election of directors, is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were Beneficial Owners of FIRSTCITY Common Stock Outstanding and FIRSTCITY Voting Securities Outstanding, respectively, immediately prior to such acquisition or Corporate Transaction in substantially the same proportions as their ownership, immediately prior to such acquisition or Corporate Transaction, of FIRSTCITY Common Stock Outstanding and FIRSTCITY Voting Securities Outstanding, as the case may be; or (2) in the event any Award issued under the Plan is subject to Code Section 409A and only to the extent necessary for the Award to comply with or remain exempt from the requirements of Code Section 409A , any event described in this Section 2(f), if such event would not constitute a “Change in Control” as defined under Code Section 409A  and the regulations or other guidance issued thereunder.

(g)           “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(h)           “Committee” means the committee appointed by the Board to administer the Plan with respect to grants of Awards, as specified in Article 3.

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(i)            “Corporation” means any entity that (i) is defined as a corporation under Code Section 7701 and (ii) is FIRSTCITY or is in an unbroken chain of corporations (other than FIRSTCITY) beginning with FIRSTCITY, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain. For purposes of clause (ii) hereof, an entity shall be treated as a “corporation” if it satisfies the definition of a corporation under Code Section 7701.

(j)            “Director” means any individual who is a member of the Board of Directors.

(k)           “Disability” shall have the meaning ascribed to such term in the FIRSTCITY long-term disability plan covering the Participant, or in the absence of such plan, a meaning consistent with Code Section 22(e)(3). Notwithstanding the foregoing provisions of this Section 2(k), in the event an Award issued under the Plan is subject to Code Section 409A , then, in lieu of the foregoing definition and to the extent necessary for the Award to comply with or remain exempt from the requirements of Code Section 409A , the definition of “Disability” for purposes of such Award shall be the definition of “disability” provided under Code Section 409A  and the regulations or other guidance issued thereunder.

(l)            “Employee” means any full-time, salaried employee of FIRSTCITY or one of  FIRSTCITY’s Subsidiaries.

(m)          “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time; or any successor act thereto.

(n)           “Fair Market Value” shall be determined as follows:

(i)            On the relevant date, if the Shares are traded on a national or regional securities exchange or on The Nasdaq Stock Market (“Nasdaq”) and closing sale prices for the Shares are customarily quoted, on the basis of the closing sale price on the principal securities exchange on which the Shares may then be traded or, if there is no such sale on the relevant date, then on the immediately preceding day on which a sale was reported;

(ii)           On the relevant date, if the Shares are not listed on any securities exchange or traded on Nasdaq, but nevertheless are publicly traded and reported on a regular, active public market without closing sale prices for the Shares being customarily quoted, on the basis of the mean between the closing bid and asked quotations in such over-the-counter market as reported by such regular, active public market on that date, or, if there is not such quoted bid and market prices on the relevant date, then the mean between the closing bid and asked quotations in the over-the-counter market as reported by such regular, active public market on the immediately preceding day such bid and asked prices were quoted. For purposes of the foregoing, a market in which trading is sporadic and the ask quotations generally exceed the bid quotations by more than 15% shall not be deemed to be a “regular, active public market;” and

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(iii)          If, on the relevant date, the Shares are not publicly traded as described in (i) or (ii), on the basis of the good faith determination of the Committee using a reasonable valuation method in accordance with the requirements of Code Section 409A and the regulations or other guidance issued thereunder.

(o)           “Final Award” means the actual award earned during a Performance Period (as defined in Section 7.2 below) by a Participant, as determined by the Committee at the end of the Performance Period pursuant to Article 7.

(p)           “Incentive Payment Date” means the seventy-fifth (75th) day following the last day of the Performance Period during which the Final Award under Article 7 was earned, or such earlier date upon which Final Awards are paid to Participants.

(q)           “Incentive Stock Option” or “ISO” means an option to purchase Shares, granted under Article 6 which is designated as an Incentive Stock Option and is intended to meet the requirements of Code Section 422 ..

(r)            “Insider” shall mean a Person who is, on the relevant date, a director, officer or beneficial owner of ten percent (10%) or more of any class of FIRSTCITY’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

(s)           “Nonqualified Stock Option” or “NQSO” means an option to purchase Shares granted under Article 6 which is not intended to meet the requirements of Code Section 422 .

(t)            “Option” means an Incentive Stock Option or a Nonqualified Stock Option.

(u)           “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

(v)           “Participant” means an Employee, director or other person who has been granted an Award which is outstanding.

(w)          “Performance Share” means a unit of measurement under an Award of shares granted to a Participant, as described in Article 7.

(x)            “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Section 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

(y)           “Plan Year” shall mean, for purposes of Article 7, FIRSTCITY’s fiscal year which coincides with each calendar year during the term hereof.

(z)            “Retirement” shall have the meaning ascribed to such term in the FIRSTCITY FINANCIAL CORPORATION Employees Profit Sharing and Retirement Plan, as such may be amended from time to time.

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(aa)         “Restricted Stock” means an Award of restricted Shares granted in accordance with the terms of Article 8 and the other provisions hereof.

(ab)         “Shares” means the shares of common stock of FIRSTCITY, par value $0.01 per share.

(ac)         “Subsidiary” means (i) any corporation in an unbroken chain of corporations beginning with FIRSTCITY, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if FIRSTCITY or any corporation described in item (i) above owns, directly or indirectly, a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) any partnership or limited liability company, if the partners or members thereof are composed only of FIRSTCITY, any corporation listed in item (i) above or any limited partnership listed in item (ii) above. “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

ARTICLE 3.                  Administration

3.1           The Committee. Subject to the terms of this Article 3, the Plan shall be administered by the Compensation Committee of the Board, or by any other Committee appointed by the Board so long as the Compensation Committee or such other Committee consists of not less than two (2) Directors who meet the “non-employee director” requirements of Rule 16b-3 or any successor thereto under the Exchange Act and each of whom qualifies as an “outside director” under Code Section 162(m)  or any successor thereto under the Code. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

3.2           Authority of the Committee. Subject to the provisions hereof, the Committee shall have full power to select the Employees and other Persons who are responsible for the future growth and success of FIRSTCITY, who may include, without limitation, consultants, independent contractors, directors or other providers of services to FIRSTCITY, who shall participate herein (who may change from year to year); determine the size and types of Awards, determine the terms and conditions of Awards in a manner consistent herewith (including vesting provisions and the duration of the Awards); construe and interpret the Plan and any agreement or instrument entered into hereunder; establish, amend or waive rules and regulations for the Plan’s administration; and (subject to the provisions of Article 15) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided herein, including to establish different terms and conditions relating to the effect of the termination of employment or other service to FIRSTCITY. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration hereof.

With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 promulgated under the Exchange Act, Code Section 422, Code Section 162(m), the rules of any exchange or inter-dealer quotation system upon which FIRSTCITY’s securities are listed or quoted, or any other applicable law, rule or restriction (collectively, “applicable law”), to the

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extent that any such restrictions are no longer required by applicable law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.

3.3           Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions hereof and all related orders and resolutions of the Board shall be final, conclusive and binding on all Persons, including FIRSTCITY, the stockholders, Employees, Participants and their estates and beneficiaries.

ARTICLE 4.                    Authorized Shares

4.1           Number of Shares. Subject to adjustment as provided in Section 4.3, the total number of Shares available for grant of Awards shall be an aggregate of 500,000 Shares, 100% of which may be granted as Incentive Stock Options. These Shares may, in the discretion of FIRSTCITY, be either authorized but unissued Shares, Shares held as treasury shares, or Shares purchased by FIRSTCITY on the open market or otherwise. Subject to adjustment as provided in Section 4.3 and Article 12 below, and notwithstanding anything to the contrary contained herein, the aggregate number of all Awards that may be granted to any officer of FIRSTCITY or a Subsidiary who is either subject to Section 16 of the Exchange Act or a “covered employee” as defined in Code Section 162(m)(3) shall be 100,000 Shares. During the terms of this Plan, FIRSTCITY will at all times reserve and keep available the number of Shares that shall be sufficient to satisfy the requirements of this Plan.

The following rules shall apply for purposes of the determination of the number of Shares available for grant hereunder:

(a)           The grant of an Option or Restricted Stock shall reduce the Shares available for grant hereunder by the number of Shares subject to such Award, regardless of vesting status of the Shares subject to such Award; and

(b)           In connection with the grant of Performance Shares, the Committee shall in each case determine the appropriate number of Shares to reduce from the Shares available for grant hereunder.

4.2           Reuse of Shares. If any Award is canceled, terminates, expires or lapses for any reason, in whole or in part, then the number of Shares subject to such Award so canceled, terminated, expired or lapsed shall again be available for grant of an Award. In the event that previously acquired Shares are delivered to FIRSTCITY in full or partial payment of the exercise price for the exercise of an Option granted under this Plan, the number of Shares available for future Awards under this Plan shall be reduced only by the net number of Shares issued upon the exercise of the Option. Notwithstanding any provisions of the Plan to the contrary, only Shares forfeited back to FIRSTCITY, shares canceled on account of termination, expiration or lapse of an Award, shares surrendered in payment of the exercise price of an option or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an option shall again be available for grant of Incentive Stock Options under the Plan, but shall not increase the maximum number of shares described in Section 4.1 above as the maximum number of Shares that may be delivered pursuant to Incentive Stock Options.

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4.3           Adjustment in Authorized Shares. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of FIRSTCITY, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of FIRSTCITY, such adjustment shall be made in the number and class of Shares which may be delivered hereunder, and in the number and class of and/or price of Shares subject to outstanding Awards, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of the benefits or potential benefits intended to be made under the Plan; provided, however, that the number of Shares subject to any Award shall always be a whole number and the Committee shall make such adjustments as are necessary to insure Awards of whole Shares. In lieu of the foregoing, if deemed appropriate, the Committee may make provision for a cash payment to the holder of an outstanding Award. Notwithstanding the foregoing, no such adjustment or cash payment shall be made or authorized to the extent that such adjustment or cash payment would cause the Plan or any Incentive Stock Option to violate Code Section 422. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which FIRSTCITY is subject. Upon the occurrence of any such adjustment or cash payment, FIRSTCITY shall provide notice to each affected Participant of its computation of such adjustment or cash payment which shall be conclusive and shall be binding upon each such Participant.

ARTICLE 5.                  Eligibility and Participation

Any key Employee, including any such Employee who is also a director of FIRSTCITY, or of any Subsidiary, or any other Person, including directors, consultants, independent contractors or other service providers, whose judgment, initiative and efforts contribute or may be expected to contribute materially to the successful performance of FIRSTCITY or any Subsidiary shall be eligible to receive an Award. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any such Employee or other Person. In determining the Employees and other Persons to whom an Award shall be granted and the number of Shares which may be granted pursuant to that Award, the Committee shall take into account the duties of the respective Persons, their present and potential contributions to the success of FIRSTCITY or any Subsidiary, and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes hereof;  provided that only Employees of a Corporation shall be eligible to receive Incentive Stock Options. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, Awards granted at different times need not contain similar provisions. The Committee’s determinations under the Plan (including without limitation determinations of who is to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Awards under the Plan.

ARTICLE 6.                  Stock Options

6.1           Grant of Options. Subject to the terms and provisions hereof, Options may be granted to Employees or other Persons at any time and from time to time as shall be determined

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by the Committee. The Committee shall have discretion in determining the number of Shares subject to Options granted to each Participant; provided, however, that in the case of any ISO, only an Employee may receive such grant and the aggregate Fair Market Value (determined at the time such Option is granted) of the Shares to which ISOs are exercisable for the first time by the Optionee during any calendar year (hereunder and under all other Incentive Stock Option Plans of FIRSTCITY and any Subsidiary) shall not exceed $100,000. Subject to the terms of the Plan, the Committee may grant a Participant ISOs, NQSOs or a combination thereof, and may vary such Awards among Participants.

Subject to adjustment as provided in Section 4.3 and Article 12, and notwithstanding anything to the contrary contained herein, the maximum number of Options that a Participant can be granted hereunder during any twelve month period is 50,000 Shares.

6.2           Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains and such other provisions as the Committee shall determine. The Award Agreement shall further specify whether the Award is intended to be an ISO or an NQSO. Any portion of an Option that is not designated as an ISO or otherwise fails or is not qualified to be treated as an ISO (even if designated as an ISO) shall be a NQSO. In such case, the Committee shall designate which stock will be treated as Incentive Stock Option stock by causing the issuance of a separate stock certificate and identifying such stock as Incentive Stock Option stock on FIRSTCITY’s stock transfer records.

6.3           Option Price. The Option Price for each grant of an ISO shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the date the ISO is granted. In no event, however, shall any Participant, who at the time he would otherwise be granted an Option owns (within the meaning of Code Section 424(d)) stock of FIRSTCITY possessing more than ten percent (10%) of the total combined voting power of all classes of stock of FIRSTCITY be eligible to receive an ISO at an Option Price less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date the ISO is granted. The price at which each Share covered by each NQSO shall be purchased by an Optionee shall be established by the Committee, but in no event shall such price be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.

6.4           Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant; provided, further, however, that any ISO granted to any Participant who at such time owns (within the meaning of Code Section 424(d)) stock of FIRSTCITY possessing more than ten percent (10%) of the total combined voting power of all classes of stock in FIRSTCITY, shall be exercisable not later than the fifth (5th) anniversary date of its grant.

6.5           Exercise of Options. Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. Each Option shall be exercisable for such number of Shares and at such time or times, including periodic installments, as may be determined by the Committee at the time of the grant. Except as otherwise provided in the Award Agreement and Article 11, the right to purchase Shares that are exercisable in periodic

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installments shall be cumulative so that when the right to purchase any Shares has accrued, such Shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option.

6.6           Payment. Options shall be exercised by the delivery of a written notice of exercise to FIRSTCITY, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price upon exercise of any Option shall be payable to FIRSTCITY in full either: (a) in cash, or (b) if approved by the Committee, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (c) by a combination of (a) and (b). The Committee also may allow cashless exercises as permitted under Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law.

As soon as reasonably practicable after receipt of a written notification of exercise and full payment, FIRSTCITY shall deliver to the Participant, in the Participant’s name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Options(s).

6.7           Termination of Employment Due to Death, Disability or Retirement. Unless otherwise provided by the Committee in an Award Agreement, the following rules shall apply in the event of the Participant’s termination of employment due to his or her death, Disability, or Retirement. With respect to a Participant who is a non-employee Director of FIRSTCITY or is otherwise not an Employee, the following references to employment shall be deemed to be references to service as a Director or in such other capacity as is determined by the Committee:

(a)           if any Participant dies while in the employ of FIRSTCITY or a Subsidiary or during either the one (1) year or three (3) month period, whichever is applicable, specified in clauses (b) and (c) below, any Option granted hereunder, unless otherwise specified by the Committee in the applicable Award Agreement, shall be exercisable at any time up to and including the date that is one (1) year after the date of death for any or all of such number of Shares that are vested and exercisable by such Participant at the time of death, by the legal representative of such Participant or by such person who acquired such Option by bequest or inheritance or by reason of the death of such Participant;

(b)           if any Participant’s employment terminates by reason of such Participant’s Disability, any Option granted hereunder shall be exercisable for any or all of such number of Shares that are vested and exercisable by such Participant at the effective date of termination of employment by reason of Disability, at any time up to and including the date that is one (1) year after such termination, unless otherwise specified by the Committee in the applicable Award Agreement;

(c)           if any Participant’s employment is terminated (i) by reason of the Participant’s Retirement, (ii) by the Participant for “good reason” (only if such Participant is party to a written employment agreement with FIRSTCITY or any Subsidiary which expressly

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provides for termination by the Participant for “good reason,” and such Participant validly terminates his or her employment), or (iii) by the employer other than for Cause (as defined herein) such Option, unless otherwise specified by the Committee in the applicable Award Agreement, shall be exercisable for any or all of the number of Shares that are vested and exercisable by such Participant at the effective date of termination of employment, at any time up to and including the date that is three (3) months after the effective date of such termination of employment; and

(d)           if any Participant’s employment terminates for any reason other than that provided for in clauses (a), (b) or (c) above, such Option, unless otherwise specified by the Committee in the applicable Award Agreement, shall, to the extent not exercised prior to the date of such termination, become immediately null and void.

None of the events described in clauses (a), (b) or (c) above shall extend the period of exercisability of the Option beyond the expiration date thereof.

When the employment of a Participant terminates for any reason, all Options held by the Participant which are not vested as of the effective date of the termination of employment shall be forfeited to FIRSTCITY (and shall once again become available for grant hereunder in accordance with the provisions of Section 4.2 above). However, the Committee, in its sole discretion, shall have the right to immediately vest all or a portion of such Options, subject to such terms as the Committee, in its sole discretion, deems appropriate.

6.8           Limited Transferability.

(a)           Incentive Stock Options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant’s legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Option. The Committee may waive or modify any limitation contained in the preceding sentences of this Section 6.8(a) that is not required for compliance with Code Section 422.

(b)           A Participant may transfer a Nonqualified Stock Option to members of his or her Immediate Family, to one or more trusts for the benefit of such Immediate Family members, or to one or more partnerships where such Immediate Family members are the only partners, if (i) the Award Agreement evidencing such Nonqualified Stock Option expressly provides that the Nonqualified Stock Option may be transferred and (ii) the Participant does not receive any consideration in any form whatsoever for said transfer. Any Nonqualified Stock Options so transferred shall continue to be subject to the same terms and conditions in the hands of the transferee as were applicable to said Nonqualified Stock Options immediately prior the transfer thereof. Any reference in any such Award Agreement to the employment by or performance of services for FIRSTCITY by the Participant shall continue to refer to the employment of or performance by the transferring Participant. For purposes hereof, “Immediate Family” shall mean the Participant and the Participant’s spouse, and their respective ancestors and descendants.

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(c)           Notwithstanding anything to the contrary contained herein, any Option that is granted pursuant to any Award Agreement that did not initially expressly allow the transfer of said Option and that has not been amended to expressly permit such transfer, shall not be transferable by the Participant otherwise than by will or by the laws of descent and distribution and such Option thus shall be exercisable during the Participant’s lifetime only by the Participant.

ARTICLE 7.                  Performance Shares

7.1           Grant of Performance Shares. Subject to the terms hereof, Performance Shares may be granted to eligible Participants at any time and from time to time for no consideration, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Performance Shares granted to each Participant; provided, however, that unless and until FIRSTCITY’s stockholders vote to change the maximum number of Performance Shares that may be earned by any one Participant (subject to the terms of Article 12,) none of the Participants may earn more than 50,000 Performance Shares with respect to any Performance Period.

7.2           Value of Performance Shares. Each Performance Share shall have a value equal to the Fair Market Value of a Share on the date the Performance Share is earned. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number of Performance Shares that will be earned by the eligible Participants. The time period during which the performance goals must be met shall be called a “Performance Period.” Performance Periods shall, in all cases, equal or exceed two (2) years in length. The performance goals shall be established at the beginning of the Performance Period (or within such time period as is permitted by Code Section 162(m)).

Unless and until FIRSTCITY’s stockholders vote to change the general performance measures (subject to the terms of Article 12), the attainment of which shall determine the number of Performance Shares earned hereunder, the Committee will use one or more of the following performance measures for purposes of grants to Participants: total shareholder return, return on equity, earnings per share (whether on a pre-tax, after-tax, operational or other basis); ratio of operating overhead to operating revenue; cash flow; cost; ratio of debt to debt plus equity; net borrowing; credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the Shares; return on assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders. Each Plan Year, the Committee, in its sole discretion, may select among the performance measures specified in this Section 7.2 and set the relative weights to be given to such performance measures.

7.3           Earning of Performance Shares. After the applicable performance period has ended, the Committee shall certify the extent to which the established performance goals have been achieved. Subsequently, each holder of Performance Shares shall be entitled to receive

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payout on the number of Performance Shares earned by the Participant over the performance period, to be determined as a function of the extent to which the corresponding performance goals have been achieved. The Committee shall have no discretion to increase the amount of a Final Award otherwise payable to a Participant under this Article 7.

7.4           Form and Timing of Payment of Performance Shares. Payment of earned Performance Shares shall be made, in a single lump sum, promptly but in no event later than the Incentive Payment Date. The Committee, in its sole discretion, may pay earned Performance Shares in the form of cash or in Shares (or in a combination thereof) which have, as of the close of the applicable performance period, an aggregate Fair Market Value equal to the value of the earned Performance Shares.

7.5           Termination of Employment Due to Death, Disability or Retirement or at the Request of FIRSTCITY Without Cause. Unless otherwise specified by the Committee in the applicable Award Agreement, in the event the employment of a Participant is terminated by reason of death, Disability or Retirement or by FIRSTCITY without Cause during a performance period, the Participant shall receive a prorated payout with respect to the Performance Shares. With respect to a Participant who is a non-employee Director of FIRSTCITY or is otherwise not an Employee, the foregoing reference to employment shall be deemed to be a reference to service as a Director or in such other capacity as is determined by the Committee. The prorated payout shall be determined by the Committee, in its sole discretion, and shall be based upon the length of time that the Participant held the Performance Shares during the performance period, and shall further be adjusted based on the achievement of the established performance goals at the time of his termination.

Payment of earned Performance Shares shall be made at the same time payments are made to Participants who did not terminate employment during the applicable performance period.

7.6           Termination of Employment for Other Reasons. Unless otherwise specified by the Committee in the applicable Award Agreement, in the event that a Participant’s employment terminates for any reason other than those reasons set forth in Section 7.5, all Performance Shares shall be forfeited by the Participant to FIRSTCITY.

7.7           Nontransferability. Unless the Committee provides otherwise in the Award Agreement, Performance Shares which are not yet earned may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, an eligible Participant’s Performance Share rights hereunder shall be exercisable during the Participants’ lifetime only by the Participant or the Participant’s legal representative.

ARTICLE 8.                  Restricted Stock

8.1           Grants. The Committee may from time to time in its discretion grant Restricted Stock to Participants and may determine the number of Shares of Restricted Stock to be granted and the terms and conditions of, and the amount of payment, if any, to be made by the Participant for, such Restricted Stock. A grant of Restricted Stock may require the Participant to pay for such Shares of Restricted Stock, but the Committee may establish a price below Fair

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Market Value at which the Participant can purchase the Shares of Restricted Stock. Each grant of Restricted Stock will be evidenced by an Award Agreement containing terms and conditions not inconsistent herewith as the Committee shall determine to be appropriate in its sole discretion. Such Restricted Stock shall be granted subject to the restrictions prescribed pursuant hereto and the Award Agreement.

Subject to adjustment as provided in Section 4.3 and Article 12, and notwithstanding anything to the contrary contained herein, the maximum number of Shares that a Participant can be granted hereunder during any twelve month period relating to an Award of Restricted Stock is 50,000 Shares.

8.2           Restricted Period; Lapse of Restrictions. At the time a grant of Restricted Stock is made, the Committee shall establish a period or periods of time (the “Restricted Period”) applicable to such grant which, unless the Committee otherwise provides in the applicable Award Agreement, shall not be less than one (1) year. Subject to the other provisions of this Article 8 and the terms of the Award Agreement, at the end of the Restricted Period all restrictions shall lapse and the Restricted Stock shall vest in the Participant. At the time a grant is made, the Committee may, in its discretion, prescribe conditions for the incremental lapse of restrictions during the Restricted Period and for the lapse or termination of restrictions upon the occurrence of other conditions in addition to or, other than, the expiration of the Restricted Period with respect to all or any portion of the Restricted Stock. Such conditions may, but need not, include without limitation, (a) the death, Disability or Retirement of the Participant to whom Restricted Stock is granted, (b) the occurrence of a Change in Control or (c) the attainment of certain performance measures (as specified in Section 7.2). The Committee may also, in its discretion, shorten or terminate the Restricted Period, or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the Restricted Stock at any time after the date the grant is made.

8.3           Rights of Holder; Limitations Thereon. Upon a grant of Restricted Stock, a stock certificate (or certificates) representing the number of Shares of Restricted Stock granted to the Participant shall be registered in the Participant’s account. Following such registration, the Participant shall have rights and privileges of a stockholder as to such Restricted Stock, including the right to receive dividends and to vote such Restricted Stock, except that the right to receive cash dividends shall be the right to receive such dividends either in cash currently or by payment in Restricted Stock, as the Committee shall determine, and except further that, the following restrictions shall apply:

(a)           The Participant shall not be entitled to delivery of a certificate until the expiration or termination of the Restricted Period for the Shares represented by such certificate and the satisfaction of any and all other conditions prescribed by the Committee;

(b)           None of the Shares of Restricted Stock may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period and until the satisfaction of any and all other conditions prescribed by the Committee; and

(c)           All of the Shares of Restricted Stock that have not vested shall be forfeited and all rights of the Participant to such Restricted Stock shall terminate without further obligation on the part of FIRSTCITY unless the Participant has remained a full-time

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employee of FIRSTCITY or any of its Subsidiaries until the expiration or termination of the Restricted Period and the satisfaction of any and all other conditions prescribed by the Committee applicable to such Restricted Stock. Upon forfeiture of any Shares of Restricted Stock, such forfeited Shares shall be transferred to FIRSTCITY without further action by the Participant, and shall, in accordance with Section 4.2, again be available for grant hereunder.

With respect to any Shares received as a result of adjustments under Section 4.3 and any Shares received with respect to cash dividends declared on Restricted Stock, the Participant shall have the same rights and privileges, and be subject to the same restrictions, as are set forth in this Article 8.

8.4         Delivery of Unrestricted Shares. Upon the expiration or termination of the Restricted Period for any Shares of Restricted Stock and the satisfaction of any and all other conditions prescribed by the Committee, the restrictions applicable to such Restricted Stock (including, without limitation, the restrictions specified in Section 8.5) shall lapse and a stock certificate for the number of Shares of Restricted Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions except any that may be imposed by law, to the holder of the Restricted Stock. FIRSTCITY shall not be required to deliver any fractional Share but will pay, in lieu thereof, the Fair Market Value (determined as of the date the restrictions lapse) of such fractional share to the holder thereof. Prior to or concurrently with the delivery of a certificate for Restricted Stock, the holder shall be required to pay an amount necessary to satisfy any applicable federal, state and local tax requirements as set out in Article 14.

8.5           Nonassignability of Restricted Stock. Unless the Committee provides otherwise in the Award Agreement, no grant of, nor any right or interest of a Participant in or to any Restricted Stock, or in any instrument evidencing any grant hereunder, may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or by the laws of descent and distribution.

ARTICLE 9.                  Beneficiary Designation

Each Participant hereunder may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit hereunder is to be paid in case of his death before he receives any or all of such benefit. Each designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by FIRSTCITY and shall be effective only when filed by the Participant, in writing, with FIRSTCITY during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

The Committee may require that the spouse of a married Participant domiciled in a community property jurisdiction join in any designation of beneficiary or beneficiaries other than the spouse.

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ARTICLE 10.               Rights of Employees

10.1         Employment. Nothing herein shall interfere with or limit in any way the right of FIRSTCITY or a Subsidiary to terminate any Participant’s employment or engagement by FIRSTCITY or a Subsidiary at any time, nor confer upon any Participant any right to continue in the employ or service of FIRSTCITY or a Subsidiary. For purpose hereof, transfer of employment of a Participant between FIRSTCITY and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a termination of employment.

10.2         Participation. No Employee shall have the right to be selected to receive an Award, or, having been so selected, to be selected to receive a future Award.

ARTICLE 11.               Change in Control

Upon the occurrence of a Change in Control, except as provided in the Award Agreement or unless otherwise specifically prohibited by the terms of Article 19:

(a)           Any and all Options granted hereunder shall become fully vested and immediately exercisable;

(b)           The target payout opportunity attainable under all outstanding Performance Shares shall be deemed to have been fully earned for the entire performance period(s) as of the effective date of the Change in Control, and all earned Performance Shares shall be paid out in accordance with Section 7.4 to Participants within thirty (30) days following the effective date of the Change in Control; provided, however, that there shall not be an accelerated payout with respect to Performance Shares which were granted less than six (6) months prior to the effective date of the Change in Control;

(c)           All restrictions on a grant of Restricted Stock shall lapse and such Restricted Stock shall be delivered to the Participant in accordance with Section 8.4; provided, however, that there shall not be an accelerated delivery with respect to Restricted Stock which was granted less than six (6) months prior to the effective date of the Change in Control; and

(d)           Subject to Article 15, the Committee shall have the authority to make any modifications to the Awards as determined by the Committee to be appropriate before the effective date of the Change of Control.

ARTICLE 12.               Recapitalization, Merger and Consolidation

12.1         No Effect on FIRSTCITY’s Authority. The existence of this Plan and Awards granted hereunder shall not affect in any way the right or power of FIRSTCITY or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in FIRSTCITY’s capital structure and its business or any Change in Control, or any merger or consolidation of FIRSTCITY, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Shares or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of FIRSTCITY, or any sale or transfer of all or any part of its assets or business, or any other corporate act or

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proceeding, whether of a similar character or otherwise.

12.2         Conversion of Awards Where FIRSTCITY Survives. Subject to any required action by the stockholders and except as otherwise provided in Section 12.4 hereof or as may be required to comply with Code Section 409A and the regulations or other guidance issued thereunder, if FIRSTCITY shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Award granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of Shares subject to the Award would have been entitled.

12.3         Exchange or Cancellation of Awards Where FIRSTCITY Does Not Survive. Except as otherwise provided in Section 12.4 hereof or as may be required to comply with Code Section 409A and the regulations or other guidance issued thereunder, in the event of any merger, consolidation or share exchange pursuant to which FIRSTCITY is not the surviving or resulting corporation, there shall be substituted for each Share subject to the unexercised portions of outstanding Awards, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of FIRSTCITY in respect to each Share held by them, such outstanding Awards to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.

12.4         Cancellation of Incentives. Notwithstanding the provisions of Section 12.3 and 12.4 hereof and except as otherwise as may be required to comply with Code Section 409A and the regulations or other guidance issued thereunder, all Awards may be canceled by FIRSTCITY, in its sole discretion, as of the effective date of any Change in Control, reorganization, merger, consolidation, or share exchange, or of any proposed sale of all or substantially all of the assets of FIRSTCITY, or of any dissolution or liquidation of FIRSTCITY, by either:

(a)           giving notice to each Participant or his personal representative of its intention to cancel such Awards and permitting the purchase during the thirty (30) day period next preceding such effective date of any or all of the Shares subject to such outstanding Awards, including in the Board’s discretion some or all of the Shares as to which such Awards would not otherwise be vested and exercisable; or

(b)           paying the Participant an amount equal to a reasonable estimate of the difference between the net amount per Share payable in such transaction or as a result of such transaction, and the exercise price per Share of such Award (hereinafter the “Spread”), multiplied by the number of Shares subject to the Award. In cases where the Shares constitute, or would after exercise, constitute Restricted Stock, FIRSTCITY, in its discretion may include some or all of those Shares in the calculation of the amount payable hereunder. In estimating the Spread, appropriate adjustments to give effect to the existence of the Awards shall be made, such as deeming the Awards to have been exercised, with FIRSTCITY receiving the exercise price payable thereunder, and treating the Shares receivable upon exercise of the Awards as being outstanding in determining the net amount per Share. In cases where the proposed transaction consists of the acquisition of assets of FIRSTCITY, the net amount per Share shall be calculated on the basis of the net amount receivable with respect to Shares upon a distribution and

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liquidation by FIRSTCITY after giving effect to expenses and charges, including but not limited to taxes, payable by FIRSTCITY before such liquidation could be completed.

(c)           An Award that by its terms would be fully vested or exercisable upon a Change in Control, reorganization, merger, consolidation, share exchange, proposed sale of all or substantially all of the assets of FIRSTCITY or dissolution or liquidation of FIRSTCITY will be considered vested or exercisable for purposes of Section 12.4(a) hereof.

ARTICLE 13.               Liquidation or Dissolution

Subject to Section 12.4 hereof, in case FIRSTCITY shall, at any time while any Award under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each Share which such Participant would have been entitled to receive under the Award, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each Share. If FIRSTCITY shall, at any time prior to the expiration of any Award, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) and an adjustment is determined by the Committee to be appropriate to prevent the dilution of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, make such adjustment in accordance with the provisions of Section 4.3 hereof.

ARTICLE 14.               Awards in Substitution For Awards Granted by Other Entities

Awards may be granted under the Plan from time to time in substitution for similar instruments held by employees or directors of a corporation, partnership, or limited liability company who become or are about to become Employees or directors of FIRSTCITY or any Subsidiary as a result of a merger or consolidation of the employing entity with FIRSTCITY or any Subsidiary, the acquisition by FIRSTCITY or any Subsidiary of equity of the employing entity, or any other similar transaction pursuant to which FIRSTCITY or any Subsidiary becomes the successor employer. The terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Awards in substitution for which they are granted.

ARTICLE 15.               Amendment, Modification and Termination

15.1         Amendment, Modification and Termination. The Board may, at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided that, unless approved by the holders of a majority of the total number of Shares of FIRSTCITY represented and voted at a meeting at which a quorum is present, no amendment shall be made hereto if such amendment would (a) materially expand the class of participants eligible to participate in the Plan; (b) increase the total number of Shares (except as provided in Section 4.3) which may be granted hereunder, as provided in Section 4.1; (c) materially increase the benefits to Participants, including any material change to: (i) permit a repricing (or decrease in exercise price) of outstanding Awards; (ii) reduce the price at which Shares or Options to purchase Shares

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may be offered; or (iii) extend the duration of the Plan; (d) expand the types of Awards provided under the Plan; or (e) amend the Plan in any manner which the Board, in its discretion, determines should become effective only if approved by the stockholders even though such stockholder approval is not expressly required hereby or by law. No amendment which requires stockholder approval in order for the Plan to continue to comply with Rule 16b-3 under the Exchange Act, including any successor to such rule, shall be effective unless such amendment shall be approved by the requisite vote of stockholders.

15.2       Awards Previously Granted. No termination, amendment or modification hereof shall adversely affect in any material way any Award previously granted hereunder without the written consent of the Participant holding such Award. The Committee, with the written consent of the Participant holding such Award, shall have the authority to cancel Awards outstanding and grant replacement Awards therefor.

15.3       Compliance With Code Section 162(m). At all times when the Committee determines that compliance with Code Section 162(m) is desired, all Awards shall comply with requirements of Code Section 162(m). In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards, the Committee may, subject to this Article 15, make any adjustments it deems appropriate.

ARTICLE 16.               Withholding

FIRSTCITY may require an Employee exercising a Nonqualified Stock Option granted hereunder, or disposing of Shares acquired pursuant to the exercise of an Incentive Stock Option in a disqualifying disposition (within the meaning of Code Section 421(b)), to reimburse the entity which employs such Employee for any taxes required by any governmental regulatory authority to be withheld or otherwise deducted and paid by such entity in respect of the issuance or disposition of such Shares. In lieu thereof, the entity which employs such Employee shall have the right to withhold the amount of such taxes from any other sums due or to become due from such entity to the Employee upon such terms and conditions as the Committee shall prescribe. The entity that employs such Employee may, in its discretion, hold the stock certificate to which such Employee is entitled upon the exercise of an Option as security for the payment of such withholding tax liability, until cash sufficient to pay that liability has been accumulated. In addition, at any time that an entity becomes subject to a withholding obligation under applicable law with respect to the exercise of a Nonqualified Stock Option (the “Tax Date”), except as set forth below, a holder of a Nonqualified Stock Option may elect to satisfy, in whole or in part, the holder’s related personal tax liabilities (an “Election”) by (a) directing the entity to withhold from Shares issuable in the related exercises either a specified value (in either case not in excess of the related personal tax liabilities), (b) tendering Shares previously issued pursuant to the exercise of an Option or other shares of FIRSTCITY’s Common Stock owned by the holder, provided such Shares were held by the holder for at least six (6) months prior to their tender or (c) combining any or all of the foregoing Elections in any fashion. An Election shall be irrevocable. The withheld Shares and other shares of Common Stock tendered in payment shall be valued at their Fair Market Value on the Tax Date. The Committee may disapprove of any Election, suspend or terminate the right to make Elections or provide that the right to make Elections shall not apply to particular Shares or exercises. The Committee may impose any additional conditions or restrictions on the right to make an Election as it shall deem appropriate. In addition, the entity shall be authorized, without the prior written consent of the Employee, to

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effect any such withholding upon exercise of a Nonqualified Stock Option by retention of Shares issuable upon such exercise having a Fair Market Value equal to the amount to be withheld; provided, however, that the entity shall not be authorized to effect such withholding without the prior written consent of the Employee if such withholding would subject such Employee to liability under Section 16(b) of the Exchange Act. The Committee may prescribe such rules as it determines with respect to Employees subject to the reporting requirements of Section 16(a) of the Exchange Act to effect such tax withholding in compliance with the rules established by the Securities and Exchange Commission (the “Commission”) under Section 16 of the Exchange Act and the positions of the staff of the Commission thereunder expressed in no-action letters exempting such tax withholding from liability under Section 16(b) of the Exchange Act.

ARTICLE 17.               Indemnification

Each person who is or shall have been a member of the Committee, or the Board, shall be indemnified and held harmless by FIRSTCITY against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act hereunder and against and from any and all amounts paid by him in settlement thereof, with FIRSTCITY’s approval, or paid by him in satisfaction of any judgment in any such action, suit or proceeding against him, provided he shall give FIRSTCITY an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall be in addition to any other rights of indemnification to which such persons may be entitled under FIRSTCITY’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that FIRSTCITY may have to indemnify them or hold them harmless.

ARTICLE 18.               Successors

All obligations of FIRSTCITY hereunder, with respect to Awards, shall be binding on any successor to FIRSTCITY, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of FIRSTCITY.

ARTICLE 19.               Legal Construction

19.1         Investment Intent. FIRSTCITY may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Awards granted or the Shares to be purchased or transferred are being acquired for investment and not with a view to their distribution.

19.2         Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

19.3         Severability. In the event any provision hereof shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts hereof, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

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19.4         Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

19.5         Regulatory Approvals and Listing. FIRSTCITY shall not be required to issue any certificate or certificates for Shares hereunder prior (i) to obtaining any approval from any governmental agency which FIRSTCITY shall, in its discretion, determine to be necessary or advisable, (ii) the admission of such Shares to listing on any national securities exchange or Nasdaq on which FIRSTCITY’s Shares may be listed or quoted and (iii) the completion of any registration or other qualification of such Shares under any state or federal law or ruling or regulations of any governmental body which FIRSTCITY shall, in its sole discretion, determine to be necessary or advisable.

Notwithstanding any other provision set forth herein, if required by the then-current Section 16 of the Exchange Act, any “derivative security” or “equity security” offered pursuant hereto to any insider may not be sold or transferred for at least six (6) months after the date of grant of such Award. The terms “equity security” and “derivative security” shall have the meanings ascribed to them in the then current Rule 16a-1 under the Exchange Act.

19.6         Securities Law Compliance. With respect to Insiders, transactions hereunder are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provisions hereof or action by the Committee fails to so comply, it shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.

19.7         Governing Law. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

* * * *

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IN WITNESS WHEREOF, FIRSTCITY has caused this instrument to be executed as of the       day of August, 2006 by its                       pursuant to prior action taken by the Board and its stockholders.

FIRSTCITY FINANCIAL CORPORATION

By:
Name:
Title:

Attest:

Secretary

22

ANNUAL MEETING OF STOCKHOLDERS OF

FIRSTCITY FINANCIAL CORPORATION

August 3, 2006

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

\/   Please detach along perforated line and mail in the envelope provided.   \/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE   ☒

1.                  To elect 8 Directors, each to serve until the 2007 Annual Meeting of Stockholders and until their successors are elected and qualified;

NOMINEES:
☐	FOR ALL NOMINEES	O Richard E. Bean O C. Ivan Wilson
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	O James T. Sartain O Dane Fulmer
☐	FOR ALL EXCEPT (See instructions below)	O Robert E. Garrison II O D. Michael Hunter
O Jeffery D. Leu
O F. Clayton Miller

INSTRUCTION:                         To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

		FOR	AGAINST	ABSTAIN
2.	To consider and vote upon a proposal to approve the Company’s 2006 Stock Option and Award Plan.	☐	☐	☐
3.	To ratify the Board of Directors’ appointment of independent public accountants for the Company and its subsidiaries for fiscal year 2006; and	☐	☐	☐

4.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Please complete, sign, date and return promptly the enclosed proxy in the envelope provided.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:     Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

FIRSTCITY FINANCIAL CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING TO BE HELD ON AUGUST 3, 2006

The undersigned hereby appoints James T. Sartain and Richard J. VanderWoude, jointly and severally, as proxies, with full power of substitution and with discretionary authority, to vote all shares of Common Stock that the undersigned is entitled to vote at the Annual Meeting of Stockholders of FirstCity Financial Corporation (the “Company”) to be held on Thursday, August 3, 2006, at 9:00 a.m., local time, at the principal executive offices of the Company, 6400 Imperial Drive, Waco, Texas 76712, or at any adjournment thereof, hereby revoking any proxy heretofore given.

This Proxy, when properly executed, will be voted in the manner directed herein. If no direction is indicated, the shares will be voted “FOR” the election of the nominees named herein as directors, and “FOR” the proposal to ratify the appointment of independent public accountants for the Company and its subsidiaries for fiscal year 2006.

(Continued and to be signed on the reverse side)